UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-21364

Schroder Global Series Trust
 (Exact name of registrant as specified in charter)
________

SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Address of principal executive offices) (Zip code)

Michael Beattie
C/O SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-464-3108

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Schroder Mutual Funds

October 31, 2020	Annual Report

Domestic Equity
Schroder North American Equity Fund

Fixed Income
Schroder Core Bond Fund
Schroder Long Duration Investment-Grade Bond Fund

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (800) 464-3108. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Schroder Funds if you invest directly with a Fund.

Schroder Mutual Funds

Table of Contents
Management Discussion and Analysis	1
Schedules of Investments
North American Equity Fund	11
Core Bond Fund	16
Long Duration Investment-Grade Bond Fund	23
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	49
Information Regarding Review and Approval of Investment Advisory Contracts	51
Disclosure of Fund Expenses	54
Trustees and Officers	56
Notice to Shareholders	59

Proxy Voting (Unaudited)
A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.
Form N-PORT (Unaudited)
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schroder Mutual Funds
Important Information Concerning Management Discussion and Analysis and Performance
Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of October 31, 2020. The views expressed in the Management Discussion and Analysis sections (the “MD&As”) are those of the respective Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc. (“SIMNA”). The MD&As contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.
Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting SIMNA at (212) 641-3800 and is periodically updated on our website: www.schroderfunds.com.

Schroder North American Equity Fund (unaudited)
Management discussion and analysis (As of December 17, 2020)
Performance
For the twelve-month period ended October 31, 2020, the Schroder North American Equity Fund (the “Fund”) gained 7.45% (Investor Shares), compared to the S&P 500 Index (the “Index”), a market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, which rose 9.71% during the same period.
Market Background
The developments surrounding the COVID-19 pandemic dominated the market environment for much of the one-year period through October 31, 2020. Prior to the advent of COVID-19, the final months of 2019 were sanguine, with progress around Brexit and a “phase one” deal in the US-China trade conflict driving positive market performance. However, in Q1 2020, the COVID-19 pandemic’s paralyzing impact on large sectors of the world economy was the catalyst for a violent correction in US equity markets. In addition, a stand-off between Saudi Arabia and Russia and the consequent breakdown in OPEC supply restraints battered oil markets, all the more so because it coincided with a collapse in demand. As a result, the February market correction continued into March, with stock markets experiencing one of the sharpest sell-offs in recent history. The swift response from governments in terms of fiscal stimulus, combined with aggressive monetary easing and other unconventional policies, offered support.
During Q2 2020, the slowing rate of growth in COVID-19 cases and the phased reopening of major world economies, as well as extraordinary levels of stimulus from central banks and governments globally, drove a strong recovery in US equities from their Q1 losses. However, in the final few weeks of the quarter, signs of an acceleration in the number of COVID-19 cases in some countries, including the United States, raised concerns about the continued path of recovery in the second half of the year.
Despite a widespread correction during September, economies continued to recover in Q3 from their post-lockdown lows thanks to optimism around a vaccine, government support measures, and the ongoing broadly positive economic news-flow. While there was some rotation between winners and losers during the quarter, the key theme by far was a continuation in leadership of the large cap growth winners. In October, however, US equities weakened again. Positive gains across markets over the first few weeks of the month were wiped out in its final days, as market volatility spiked in response to a resurgence of COVID-19 cases and new restrictions in Europe and the US, as well as the uncertainty surrounding both a delayed fiscal stimulus and the upcoming elections in the US.
From a style perspective, investors appear to have maintained their preference for Growth and Momentum stocks, as evidenced by the strength of ongoing US technology and consumer stocks, while more cyclical sectors like energy and financials languished. The MSCI US Value Index lagged the MSCI US Growth Index by an extraordinary 42% over the twelve-month period in review, with Momentum and Quality also outperforming. Market breadth remained at extreme lows, with large caps far outstripping mid and small, and a massive concentration of performance seen in the FANMAG+ names.
Portfolio Review
Against this backdrop, the Fund underperformed the benchmark. The main detractor, accounting for nearly 75% of underperformance, was the Fund’s underweights in technology (Nvidia, Apple, Advanced Micro Devices, Salesforce). The second largest detractor was communication, driven by an underweight to Netflix and overweights to Omnicom and Verizon. Overweights in financials (life and health insurance and asset management) were another headwind, as names like Aflac, American Financial, Unum and Franklin struggled in a risk off environment. Finally, over the full year period, overweights to pharmaceuticals and health providers, including Merck, Biogen and Quest, were also a headwind.

Schroder North American Equity Fund (unaudited)

On the other hand, the Fund saw material positive contributions from underweights in industrials, including names such as Boeing, GE, Raytheon, Lockheed Martin, Northrop Grumman and General Dynamics, as well as United Airlines, Southwest Airlines and American Airlines. Energy was another positive contributor, via underweights to a variety of oil & gas companies, such as Exxon, Schlumberger and Occidental. Underweights broadly across utilities also contributed, as did good stock selection in consumer discretionary (e.g., overweights to Ebay and to US homebuilders like DR Horton and Pulte; underweights to the retail, hotel and leisure industries, like Booking, Expedia, Marriott, Royal Caribbean and Norwegian; and underweights to automakers such as GM).
Outlook
Our focus on value and quality, as the two key drivers of long-run equity returns, aims to offer diversification in varying market environments. We believe that exercising a preference for better-valued stocks with superior financial strength (particularly robust balance sheets), greater stability in their earnings, and strong governance standards will continue to drive outperformance over the long run.
We continue to find opportunities that we believe are attractively valued and high-quality across the market, especially because such a broad swath of the market has been neglected, in our view, while investors focus on a small set of glamour stocks. One of the Fund’s most significant exposures remains in health care, particularly pharmaceuticals, which we believe is the best example of an industry offering both value and quality. We also have a higher-than-Index allocation to consumer staples (particularly home products and food & drink) and consumer discretionary (especially homebuilders). We remain underweight in utilities (especially electric utilities) as we find most of these companies are highly leveraged and unattractive from a valuation perspective. We are also underweight to banks, industrials (especially defense & aerospace) and materials.
Looking ahead, we anticipate that, given continued uncertainly, we could again see heightened levels of market volatility, and we believe that our process works well in providing us the flexibility to lean against the wind when we feel that prices have overreacted, thereby creating opportunities for active management to generate alpha. In the final months of the period under review, we have added to positions within cyclical sectors, without compromising our preferred business quality lens, in order to capitalize on a future economic recovery.

Schroder North American Equity Fund (unaudited)

Comparison of Change in the Value of a $250,000 Investment in the Schroder North American Equity Fund
Investor Shares vs. the Standard & Poor’s (S&P) 500 Index.

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.
Performance Information
	One Year Ended October 31, 2020	Five Years Ended October 31, 2020 (a)	Ten Years Ended October 31, 2020 (a)
Schroder North American Equity Fund
Investor Shares	7.45%	10.43%	11.83%
S&P 500 Index	9.71%	11.71%	13.01%

(a)	Average annual total returns.
“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.
Top 5 Holdings
Security	% of Net Assets
Apple	6.2%
Microsoft	6.0
Amazon.com	4.5
Facebook Class A	2.6
Alphabet Class A	2.1

Sector Allocation
Sector	% of Net Assets
Information Technology	26.7%
Healthcare	16.1
Consumer Discretionary	12.5
Communication Services	11.3
Financials	9.2
Consumer Staples	9.0
Industrials	7.4
Energy	2.0
Materials	1.7
Utilities	0.9
Real Estate	0.3
Other Assets less Liabilities	2.9

Schroder Core Bond Fund (unaudited)
Mnagement discussion and analysis (As of December 17, 2020)
Performance
For the twelve-month period ended October 31, 2020, the Schroder Core Bond Fund (the “Fund”) returned 8.34% (R6 Shares) and 8.31% (Investor Shares) compared to the Bloomberg Barclays US Aggregate Bond Index (the “Index”), which returned 6.19% during the same period.
Market Background
It’s hard to recall what the market environment looked like in October 2019 given all that has happened since. Geo-political risks driven by a trade war with China and Brexit negotiations were the main themes with hints of the destruction due to the Coronavirus only appearing in January 2020. What started as a quiet rumble turned into a loud roar by the end of the first quarter as the spread of COVID-19 outside of China roiled markets. Fears of a global pandemic resulted in a material risk-off event as evidenced by the sell-off in risk assets and the massive rally in safe-haven yields. Equity markets faired particularly poorly after having just reached historical peaks (the Dow saw the biggest weekly point drop ever, falling over 3500 in the last week of March). Investment grade corporates, especially high yield corporates also saw material repricing. Globally, markets reacted in a similar fashion as investors were left to consider the magnitude and duration of the virus’s economic damage due to quarantines, school closures, travel bans and other fallout. At the time, the scope and breadth of the impact on global supply chains was unknown and with many issuers releasing warning on earnings, investors decided it was time to shed risk.
The markets rebounded significantly in April on the backs of massive amounts of stimulus and support from global central banks. Encouraging developments relating to COVID-19, which included slowing rates of new infections and deaths, also contributed to the positive market sentiment, as did positive headlines surrounding clinical trials. All of this transpired in the face of negative economic news of historical significance including GDP shrinking 4.8%, the first contraction since 2014 and the biggest drop since 2008; nearly 30 million unemployed since late March; and a route in the price of oil given a global supply glut. The divergence between domestic equities (S&P up 12.7% over the month) and other risk assets along with a very uncertain economic future, left some investors wondering if the market was getting ahead of itself. Certainly, the Treasury market was not on the same page as equities as evidenced by the persistently low yields across maturities.
Throughout the second and third quarters the market continued to rebound with modest but steady improvement in economic data, reassurance from global central banks and improvement in case counts globally. Then, late in the third quarter, risks began to rise again due to the November US Presidential election and the threat of an unknown or prolonged outcome. By the end of October 2020, however, the positive risk-on tone returned as markets began to price in a high probability of a Biden victory. As compared to the beginning of the reporting period, spreads were actually 15 basis points (“bps”) wider at the end of the reporting period (as measured by the Bloomberg Barclays Corporate Bond Index), and excess returns to Treasuries (-87 bps) were negative. Despite this, the strategy was able to beat the benchmark materially as described below.
Portfolio Review
The Fund outperformed the Index for the twelve-month period ending October 31, 2020 by 215 bps, before taxes and fees. Sector selection was the main factor impacting performance given the dramatic tightening of spreads witnessed in the last six months of the period. Issue selection was also positive, although to a lesser degree. The Fund’s overweight to corporates, both industrials and financials, was the main factor. In addition, there were smaller positive contributions from the allocation to securitized assets and utilities. Within corporates, the overweight allocations to banking, technology and consumer non-cyclicals had the largest impact, followed by the overweight allocations to insurance and communications. The overweight to taxable municipals detracted, as did the exposure to Commercial Mortgage-Backed Securities (“CMBS”). Although the impact was small relative to other sector allocations. Positive issue selection was also the result of corporates, predominantly industrials, with contributions from financials to a lesser extent. Specific technology bonds were the largest contributors, with additional contributions from consumer non-cyclical, communications, and banking. Notably, much of the Fund’s outperformance occurred during the first and second quarters of 2020 as the Fund reduced risk prior

Schroder Core Bond Fund (unaudited)

to the onset of COVID-19 and subsequently was able to take advantage of favorable valuations in corporate bonds once the market sold off at the end of March. Issue selection was also a material positive contributor, driven primarily by specific industrials, although financials made a positive contribution as well. Within corporates, technology, consumer non-cyclicals and insurance were the primary sources of issue selection, which more than offset the detraction from taxable municipals. Yield curve and duration at the top line were modestly positive as the negative curve impacts offset the positive duration impacts. We believe this is more the result of the sector allocations (i.e. underweight to Treasuries) than an expressed view on the direction of interest rates.
Outlook
Looking forward, we believe there are several uncertainties that may lead to further volatility, including the timing and magnitude of additional fiscal stimulus, COVID-19 vaccine distribution, and the possibility for further COVID-19 case surges as the weather cools across most of the US. While short-term uncertainties remain high, we believe the recovery will continue and significant fiscal stimulus will materialize in 2021. Our view is that this, combined with a continued recovery in labor markets, ongoing support from the US Federal Reserve (the “Fed”), and the tailwinds from a weaker dollar and oil, will create a favorable dynamic for both growth and risk assets.
So where does that leave our asset allocation? We entered this year with the most defensive asset allocation we have seen in a number of years across the desk. Fast forward to March, and spreads in most fixed income sectors moved to the cheapest levels in decades, barring a couple of months during the financial crisis. We added a significant amount of risk over the last couple of quarters, particularly in credit markets, taking advantage of some of the most attractive valuations we have seen in years. This meant reducing positions in more defensive securitized sectors and Treasuries and increasing exposures to Investment Grade credit, High Yield corporates, taxable municipals and to a lesser extent Emerging Markets. This has worked well, as riskier fixed income sectors, following significant losses in the first quarter, have recovered over 80% of their losses through the support of substantial intervention from the Fed.
Despite the significant recovery in valuations across credit markets, with the Fund’s portfolio has a risk posture significantly higher than 12 months ago. We believe that a gradual economic recovery, an accommodative Fed and close to zero yields on cash and short Treasuries means the support for yield should remain robust. The Fund’s largest overweight remains in Investment Grade credit, which we believe benefits the most from central bank support. In the absence of a dramatic change in current valuations or significant deterioration in the economic backdrop, we expect this to persist.
In addition to an increased corporate credit exposure for the Fund, we have also begun to see value in the taxable municipal market, which we believe has lagged the sharp rally in corporate valuations, particularly in revenue bonds where valuations appear attractive to us relative to fundamentals. Finally, within the securitized space we have recently started to rebuild exposures to Agency Mortgage-Backed Securities (“MBS”), which we had sold earlier in the year, and to maintain a structural exposure to AAA-rated Collateralized Loan Obligations (“CLOs”) which we believe offer an attractive combination of yield and security.
With respect to rates, the current official policy is that rates will remain at zero through 2022. With ongoing aggressive intervention from the Fed and a concerted campaign of financial repression, we believe rates will remain low and in a fairly defined range for the foreseeable future. While the volume of issuance the Treasury has to undertake may create a slight steepening bias to curves, we believe any material move steeper would likely induce further intervention from authorities.
Despite the recovery in spreads over the last two quarters, we believe that significant opportunity remains across US fixed income. Valuations in credit and certain securitized sectors still remain more attractive than they have for a number of quarters. We believe volatility will remain high but that an absence of yield globally and aggressive central bank and fiscal support will ultimately be beneficial to fixed income valuations.

Schroder Core Bond Fund (unaudited)

Comparison of Change in the Value of a $1,000,000 Investment in
the Schroder Core Bond Fund R6 and Investor Shares vs. the Bloomberg Barclays U.S. Aggregate Bond Index.

The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the ple in the United States. The securities in the Index must have a least one year remaining to maturity. The Index is not managed.
Performance Information
	One Year Ended October 31, 2020	Annualized Since Inception
Schroder Core Bond Fund
R6 Shares	8.34%	6.49% (a)
Investor Shares	8.31% (b)	6.48% (b)
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	5.85% (a)

(a) From commencement of fund operations January 31, 2018.
(b) Effective June 30, 2020, the Schroder Total Return Fixed Income Fund, Investor Class, merged into the Schroder Core Bond Fund, Investor Class. The performance information provided in the above table for periods prior to June 30, 2020 reflects the performance of the R6 Shares of the Schroder Core Bond Fund.
“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.
Top 5 Holdings
Security	% of Net Assets
United States Treasury Note 0.250%, 09/30/25	5.4%
FNMA 1.500%, 11/01/50	2.8
FHLMC 2.000%, 10/01/50	2.5
United States Treasury Note 0.125%, 08/31/22	2.2
Johnson & Johnson 1.300%, 09/01/30	1.6

Sector Allocation
Sector	% of Net Assets
Corporate Obligations	66.8%
U.S. Treasury Obligations	13.1
Taxable Municipal Bonds	7.6
U.S. Government Mortgage-Backed Obligations	7.5
Asset-Backed Securities	3.4
Sovereign Governments	0.6
Collateralized Mortgage Obligation	0.0
Other Assets less Liabilities	1.0

Schroder Long Duration Investment-Grade Bond Fund (unaudited)

Management discussion and analysis (As of December 17, 2020)
Performance
For the twelve-month period ended October 31, 2020, the Schroder Long Duration Investment-Grade Bond Fund (the “Fund”) returned 13.63% (Investor Shares), compared to the Bloomberg Barclays Long Government/Credit Bond Index (the “Index”), a broad-based basket of debt securities, which returned 11.20% during the same period.
Market Background
It’s hard to recall what the market environment looked like in October 2019 given all that has happened since. Geo-political risks driven by a trade war with China and Brexit negotiations were the main themes, with hints of the destruction due to the Coronavirus only appearing in January 2020. What started as a quiet rumble turned into a loud roar by the end of the first quarter as the spread of COVID-19 outside of China roiled markets. Fears of a global pandemic resulted in a material risk-off event as evidenced by the sell-off in risk assets and the massive rally in safe-haven yields. Equity markets faired particularly poorly after having just reached historical peaks (the Dow saw the biggest weekly point drop ever, falling over 3500 in the last week of March). Investment grade corporates, especially high yield corporates, also saw material repricing. Globally, markets reacted in a similar fashion as investors were left to consider the magnitude and duration of the virus’s economic damage due to quarantines, school closures, travel bans and other fallout. At the time, the scope and breadth of the impact on global supply chains was unknown, and, with many issuers releasing warning on earnings, investors decided it was time to shed risk.
The markets rebounded significantly in April on the backs of massive amounts of stimulus and support from global central banks. Encouraging developments relating to COVID-19, which included slowing rates of new infections and deaths, also contributed to the positive market sentiment, as did positive headlines surrounding clinical trials. All of this transpired in the face of negative economic news of historical significance, including GDP shrinking 4.8%, the first contraction since 2014 and the biggest drop since 2008; nearly 30 million unemployed since late March; and a route in the price of oil given a global supply glut. The divergence between domestic equities (S&P up 12.7% over the month) and other risk assets, along with a very uncertain economic future, left some investors wondering if the market was getting ahead of itself. Certainly, the Treasury market was not on the same page as equities, as evidenced by the persistently low yields across maturities.
Throughout the second and third quarters the market continued to rebound with modest but steady improvement in economic data, reassurance from global central banks and improvement in case counts globally. Then, late in the third quarter, risks began to rise again due to the November US Presidential election and the threat of an unknown or prolonged outcome. By the end of October 2020, however, the positive risk-on tone returned as markets began to price in a high probability of a Biden victory. As compared to the beginning of the reporting period, spreads were actually 15 basis points (“bps”) wider at the end of the reporting period (as measured by the Bloomberg Barclays Corporate Bond Index), and excess returns to Treasuries (-87 bps) were negative. Despite this, the strategy was able to beat the benchmark materially as described below.
Portfolio Review
The Fund outperformed the Index for the twelve-month period ending October 31, 2020 by 243 bps, before taxes and fees. Sector selection was the main factor impacting performance given the dramatic tightening of spreads witnessed in the last six months of the period. Issue selection was also positive, although to a lesser degree. The Fund’s underweight to Treasuries had the largest impact, with additional material contributions from the overweight to corporates, both industrials and financials, and the out of benchmark allocation to Commercial Mortgage-Backed Securities (“CMBS”). The allocation to cash was the only negative impact to sector selection although the underweight to agencies was positive in roughly the same amount. Notably, much of the Fund’s outperformance occurred during the first and second quarters of 2020 as the Fund reduced risk prior to the onset of COVID-19, and subsequently was able to take advantage of favorable valuations in corporate bonds when the market sold off at the end of March. Issue selection was also a material positive contributor, driven primarily by specific industrials, and financials also made a positive contribution. Within corporates, technology, consumer non-cyclicals and insurance were the primary sources of issue selection, which more than offset the detraction from taxable municipals. Yield curve and duration at the top line were essentially neutral, as the negative curve impacts offset the positive duration impacts. We believe this is more the result of the sector allocations (i.e. underweight to Treasuries) than an expressed view on the direction of interest rates.

Schroder Long Duration Investment-Grade Bond Fund (unaudited)

Outlook
Looking forward, we believe there are several uncertainties that may lead to further volatility, including the timing and magnitude of additional fiscal stimulus, COVID-19 vaccine distribution, and the possibility for further COVID-19 case surges as the weather cools across most of the US. While short-term uncertainties remain high, we believe the recovery will continue and significant fiscal stimulus will materialize in 2021. Our view is that this, combined with a continued recovery in labor markets, ongoing support from the US Federal Reserve (the “Fed”), and the tailwinds from a weaker dollar and oil, will create a favorable dynamic for both growth and risk assets.
So where does that leave our asset allocation? We entered this year with the most defensive asset allocation we have seen in a number of years across the desk. Fast forward to March, and spreads in most fixed income sectors moved to the cheapest levels in decades, barring a couple of months during the financial crisis. We added a significant amount of risk over the last couple of quarters, particularly in credit markets, taking advantage of some of the most attractive valuations we have seen in years. This meant reducing positions in more defensive securitized sectors and Treasuries and increasing exposures to Investment Grade credit, High Yield corporates, taxable municipals and to a lesser extent Emerging Markets. This has worked well, as riskier fixed income sectors, following significant losses in the first quarter, have recovered over 80% of their losses through the support of substantial intervention from the Fed.
Despite the significant recovery in valuations across credit markets, the Fund’s portfolio has a risk posture significantly higher than 12 months ago. We believe that a gradual economic recovery, an accommodative Fed and close to zero yields on cash and short Treasuries means the support for yield should remain robust. The Fund’s largest overweight remains in Investment Grade credit, which we believe benefits the most from central bank support. In the absence of a dramatic change in current valuations or significant deterioration in the economic backdrop, we expect this to persist.
In addition to an increased corporate credit exposure for the Fund, we have begun to see value in the taxable municipal market, which we believe has lagged the sharp rally in corporate valuations, particularly in revenue bonds where valuations appear attractive to us relative to fundamentals. Finally, within the securitized space, we have recently started to rebuild exposures to Agency Mortgage-Backed Securities (“MBS”), which we had sold earlier in the year, and to maintain a structural exposure to AAA-rated Collateralized Loan Obligations (“CLOs”), which we believe offer an attractive combination of yield and security.
With respect to rates, the current official policy is that rates will remain at zero through 2022. With ongoing aggressive intervention from the Fed and a concerted campaign of financial repression, we believe rates will remain low and in a fairly defined range for the foreseeable future. While the volume of issuance the Treasury has to undertake may create a slight steepening bias to curves, we believe any material move steeper would likely induce further intervention from authorities.
Despite the recovery in spreads over the last two quarters, we believe that significant opportunity remains across US fixed income. Valuations in credit and certain securitized sectors still remain more attractive than they have for a number of quarters. We believe volatility will remain high but that an absence of yield globally and aggressive central bank and fiscal support will ultimately be beneficial to fixed income valuations.

Schroder Long Duration Investment-Grade Bond Fund (unaudited)

Comparison of Change in the Value of a $250,000 Investment in
the Schroder Long Duration Investment-Grade Bond Fund — Investor Shares
vs. the Bloomberg Barclays U.S. Long Government/Credit Bond Index

The Bloomberg Barclays U.S. Long Government/Credit Bond Index is a bond market index covering the U.S. investment-grade fixed corporate and government bond market. The index consists of publicly issued corporate, U.S. government and specified foreign debentures and secured notes. All securities must have at least ten years to maturity and be rated investment-grade by at least two of the following ratings agencies: Moody’s, S&P and Fitch, and be dollar-denominated, fixed rate and nonconvertible.
Performance Information
	One Year Ended October 31, 2020	Five Years Ended October 31, 2020(a)	Annualized Since Inception(b)
Schroder Long Duration Investment-Grade Bond Fund
Investor Shares	13.63%	8.30%	7.70%
Bloomberg Barclays U.S. Long Government/Credit Bond Index	11.20%	8.34%	6.31%

(a) Average annual total returns.
(b) From commencement of fund operations on October 3, 2011.
“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.
Top 5 Holdings
Security	% of Net Assets
United States Treasury Bond 1.125%, 08/15/40	7.8%
United States Treasury Bond 2.750%, 08/15/47	5.0
United States Treasury Bond 4.500%, 02/15/36	4.1
United States Treasury Bond 1.375%, 08/15/50	2.1
University of California, Ser B 2.975%, 11/01/51	2.1

Sector Allocation
Sector	% of Net Assets
Corporate Obligations	67.5%
U.S. Treasury Obligations	22.8
Taxable Municipal Bonds	6.5
Sovereign Governments	2.3
Other Assets less Liabilities	0.9

Schroder North American Equity Fund

Schedule of Investments
October 31, 2020

Shares		Value $
	COMMON STOCK – 97.1%
	Bermuda – 0.1%
1,625	RenaissanceRe Holdings	262,795
2,400	Watford Holdings (1)	86,400
		349,195
	Canada – 1.6%
14,791	Alamos Gold Class A	135,110
2,922	Canadian National Railway	290,270
4,770	Canadian Solar (1)	173,389
19,033	Centerra Gold	166,287
266	Constellation Software	279,235
72,070	Crescent Point Energy	89,796
15,920	Dollarama	548,232
5,028	Endeavour Mining (1)	123,332
5,984	Gibson Energy	88,123
6,620	Home Capital Group Class B (1)	120,892
22,912	Hudbay Minerals	103,356
51,531	IAMGOLD (1)	188,750
10,749	Imperial Oil	142,965
4,713	Interfor (1)	53,098
3,313	Kirkland Lake Gold	150,941
34,537	Lundin Mining	208,679
3,908	Norbord	128,389
33,584	Seven Generations Energy (1)	118,980
1,621	SSR Mining (1)	30,004
8,458	Suncor Energy	95,417
9,700	Torex Gold Resources (1)	130,760
2,625	Toromont Industries	163,434
23,158	Tourmaline Oil	300,013
8,999	TransAlta Renewables	112,800
29,734	Wesdome Gold Mines (1)	294,372
5,181	West Fraser Timber	240,287
		4,476,911
	Israel – 0.2%
6,243	Check Point Software Technologies (1)	708,955
	Puerto Rico – 0.0%
16,255	First BanCorp	105,495
2,993	Triple-S Management Class B (1)	55,430
		160,925
	United Kingdom – 0.1%
5,703	Clarivate (1)	158,258
11,222	TechnipFMC	62,058
		220,316
	United States – 95.1%
	Communication Services – 11.3%
13,471	Activision Blizzard	1,020,159
3,682	Alphabet Class A (1)	5,950,517
3,468	Alphabet Class C (1)	5,621,663
74,287	AT&T	2,007,235
399	Charter Communications Class A (1)	240,924
54,401	Comcast Class A	2,297,898

Shares		Value $
13,534	Discovery Class A (1)	273,928
28,724	Facebook Class A (1)	7,557,572
1,805	Madison Square Garden Entertainment (1)	117,325
3,156	Netflix (1)	1,501,435
239	Nexstar Media Group Class A	19,694
5,277	Omnicom Group	249,074
61,768	Verizon Communications	3,520,158
12,388	ViacomCBS Class B	353,925
10,824	Walt Disney (1)	1,312,410
48,474	Zynga Class A (1)	435,781
		32,479,698
	Consumer Discretionary – 12.4%
4,234	Amazon.com (1)	12,855,059
862	America’s Car-Mart (1)	74,580
1,932	Asbury Automotive Group (1)	198,957
5,216	At Home Group (1)	84,969
2,851	AutoNation (1)	161,737
4,141	Best Buy	461,928
3,168	Big Lots	150,797
10,753	BorgWarner	376,140
1,720	Brinker International (1)	74,889
2,246	Brunswick	143,093
3,330	Cooper Tire & Rubber	114,519
1,116	Domino’s Pizza	422,205
10,670	DR Horton	712,863
29,266	eBay	1,393,940
1,788	Etsy (1)	217,403
9,420	Foot Locker	347,410
7,685	Ford Motor (1)	59,405
3,737	frontdoor (1)	148,060
8,026	Garmin	834,865
13,918	General Motors (1)	480,589
28,683	Gentex	793,659
1,211	Group 1 Automotive (1)	128,463
12,629	H&R Block	217,977
1,875	Harley-Davidson	61,650
11,912	Home Depot	3,177,050
6,668	KB Home	215,043
4,882	L Brands (1)	156,273
2,550	Lear (1)	308,065
6,013	Lennar Class A	422,293
2,483	LGI Homes (1)	265,383
1,596	Lithia Motors Class A	366,394
8,856	Lowe’s	1,400,134
407	Lululemon Athletica (1)	129,951
1,480	M (1)	60,562
3,223	MarineMax (1)	96,626
8,648	MasterCraft Boat Holdings (1)	178,322
7,291	McDonald’s	1,552,983
6,347	MDC Holdings	276,221
4,374	Meritage Homes (1)	380,932
6,364	Michaels (1)	51,612

The accompanying notes are an integral part of the financial statements.

Schroder North American Equity Fund

Schedule of Investments (continued)
October 31, 2020

Shares	Value $
14,468	Nike Class B	1,737,317
135	NVR (1)	533,667
2,073	Office Depot (1)	40,423
1,103	O’Reilly Automotive (1)	481,570
2,054	Patrick Industries	114,510
1,801	Pool	630,044
13,643	PulteGroup	556,088
6,040	Purple Innovation Class A (1)	171,355
2,357	Sonic Automotive Class A	84,993
1,783	Starbucks	155,050
6,254	Tapestry (1)	139,026
8,565	Taylor Morrison Home Class A (1)	185,004
1,791	Tempur Sealy International (1)	159,399
2,385	Toll Brothers	100,838
9,983	TRI Pointe Group (1)	164,021
1,402	Whirlpool	259,314
1,773	Williams-Sonoma	161,715
4,258	Winnebago Industries	199,913
		35,427,248
	Consumer Staples – 9.0%
28,061	Altria Group	1,012,441
529	Boston Beer Class A (1)	549,726
4,680	Brown-Forman Class B	326,243
6,766	Church & Dwight	598,047
3,878	Clorox	803,715
61,018	Coca-Cola	2,932,525
24,000	Colgate-Palmolive	1,893,360
2,928	Costco Wholesale	1,047,111
5,839	Edgewell Personal Care (1)	153,099
11,681	General Mills	690,581
8,704	Herbalife (1)	392,899
9,525	Hershey	1,309,306
5,466	Hormel Foods	266,139
12,216	Kimberly-Clark	1,619,719
2,555	Medifast	358,952
1,972	Mondelez International Class A	104,753
12,543	Monster Beverage (1)	960,418
22,498	PepsiCo	2,998,759
20,304	Philip Morris International	1,441,990
33,573	Procter & Gamble	4,602,858
5,408	Tyson Foods Class A	309,500
1,250	USANA Health Sciences (1)	94,562
8,335	Walgreens Boots Alliance	283,723
8,223	Walmart	1,140,941
		25,891,367
	Energy – 1.7%
15,217	Antero Midstream	87,193
17,132	Archrock	101,593
15,266	Berry (1)	39,997
14,791	Bonanza Creek Energy (1)	261,949
6,511	Brigham Minerals Class A	57,427
5,789	Chevron	402,335
Shares	Value $
5,000	Cimarex Energy	126,850
13,650	CNX Resources (1)	132,405
928	Concho Resources	38,521
2,670	Diamondback Energy	69,313
5,706	Dril-Quip (1)	147,785
10,790	EQT (1)	163,361
15,172	ExxonMobil	494,911
4,991	Green Plains (1)	75,364
3,695	Halliburton	44,562
12,972	Helmerich & Payne	192,893
5,177	HollyFrontier	95,826
2,956	International Seaways	40,024
6,468	Kinder Morgan	76,969
10,131	Liberty Oilfield Services Class A (1)	67,675
13,842	Magnolia Oil & Gas (1)	60,074
40,859	Marathon Oil	161,802
3,822	Northern Oil and Gas (1)	14,141
8,977	Occidental Petroleum	81,960
17,072	Oceaneering International (1)	69,654
6,503	ONEOK	188,587
27,771	Patterson-UTI Energy	71,094
13,178	PDC Energy (1)	157,082
6,559	Phillips 66	306,043
23,553	Plains GP Holdings LP Class A	150,504
20,668	Range Resources (1)	135,995
5,159	Renewable Energy Group (1)	290,968
420	REX American Resources (1)	30,530
28,506	SM Energy	45,894
11,674	Talos Energy (1)	76,815
6,545	Valero Energy	252,703
		4,810,799
	Financials – 9.0%
3,805	Affiliated Managers Group	286,783
23,379	Aflac	793,717
2,979	American Financial Group	223,246
5,051	Ameriprise Financial	812,352
3,844	Aon Class A	707,334
3,914	Argo Group International Holdings	139,651
8,034	Artisan Partners Asset Management Class A	321,842
7,223	Assured Guaranty	184,403
12,296	Athene Holding Class A (1)	394,456
7,123	Bancorp (1)	68,381
59,225	Bank of America	1,403,633
17,463	Berkshire Hathaway Class B (1)	3,525,780
6,991	Brown & Brown	304,179
4,020	Capital One Financial	293,782
31,258	Citigroup	1,294,706
6,403	CNA Financial	190,745
1,923	Encore Capital Group (1)	61,401
597	Everest Re Group	117,657
1,468	FactSet Research Systems	449,942

The accompanying notes are an integral part of the financial statements.

Schroder North American Equity Fund

Schedule of Investments (continued)
October 31, 2020

Shares	Value $
19,493	Federated Investors Class B	465,883
2,048	First American Financial	91,320
2,619	Focus Financial Partners Class A (1)	95,620
6,857	Franklin Resources	128,569
3,049	Globe Life	247,243
6,026	Goldman Sachs Group	1,139,155
12,618	Houlihan Lokey Class A	791,149
27,825	JPMorgan Chase	2,727,963
813	Kinsale Capital Group	152,413
13,530	Lincoln National	474,903
15,229	MetLife	576,418
31,733	MGIC Investment	319,234
20,070	Morgan Stanley	966,370
234	MSCI Class A	81,863
1,932	PRA Group (1)	65,939
7,985	Principal Financial Group	313,172
3,045	Prudential Financial	194,941
17,360	Radian Group	311,612
3,390	S&P Global	1,094,055
14,246	Synchrony Financial	356,435
11,261	T. Rowe Price Group	1,426,318
6,089	Truist Financial	256,469
21,917	Unum Group	387,054
757	Virtus Investment Partners	120,779
61,363	Wells Fargo	1,316,236
		25,675,103
	Healthcare – 16.0%
19,422	Abbott Laboratories	2,041,446
31,772	AbbVie	2,703,797
5,447	Alexion Pharmaceuticals (1)	627,168
11,582	Amgen	2,512,599
5,213	Anthem	1,422,106
2,487	Arcturus Therapeutics Holdings (1)	134,497
4,032	Biogen (1)	1,016,346
41,661	Bristol-Myers Squibb	2,435,085
896	Chemed	428,575
1,341	Cigna	223,907
5,227	Co-Diagnostics (1)	70,094
4,233	CVS Health	237,429
6,499	Danaher	1,491,781
2,776	DaVita (1)	239,430
10,414	Edwards Lifesciences (1)	746,580
17,196	Eli Lilly	2,243,390
1,323	Emergent Biosolutions (1)	119,030
16,611	Gilead Sciences	965,930
2,875	HCA Healthcare (1)	356,328
3,200	Hologic (1)	220,224
2,024	Horizon Therapeutics (1)	151,658
1,201	IDEXX Laboratories (1)	510,209
1,277	Jazz Pharmaceuticals (1)	184,016
34,705	Johnson & Johnson	4,758,403
3,165	Laboratory Corp. of America Holdings (1)	632,272

Shares		Value $
12,269	Medtronic	1,233,893
40,518	Merck	3,047,359
3,914	Novavax (1)	315,899
5,722	Owens & Minor	143,737
7,672	Patterson	190,841
83,235	Pfizer	2,953,178
6,072	Quest Diagnostics	741,634
319	Regeneron Pharmaceuticals (1)	173,396
3,207	ResMed	615,551
1,563	Simulations Plus	101,314
4,705	Stryker	950,457
5,254	Thermo Fisher Scientific	2,485,772
1,327	United Therapeutics (1)	178,123
12,666	UnitedHealth Group	3,864,903
470	Veeva Systems Class A (1)	126,924
4,087	Waters (1)	910,665
1,081	West Pharmaceutical Services	294,108
6,491	Zoetis Class A	1,029,148
		45,829,202
	Industrials – 7.1%
14,632	3M	2,340,534
3,181	Acuity Brands	283,554
7,174	ADT	47,277
3,020	Allegion	297,470
9,321	Allison Transmission Holdings Class A	336,954
6,577	AMETEK	645,861
6,907	API Group (1)	99,392
3,200	ArcBest	97,664
3,840	Builders FirstSource (1)	116,352
477	Cintas	150,040
2,646	CIRCOR International (1)	73,823
5,233	Copart (1)	577,514
3,329	Crane	168,947
1,296	Curtiss-Wright	109,331
5,443	Donaldson	258,542
4,140	Dover	458,339
9,287	Emerson Electric	601,705
4,337	EnerSys	310,529
7,188	Expeditors International of Washington	635,204
901	Exponent	62,700
23,466	Fastenal	1,014,435
3,247	FedEx	842,499
1,957	Generac Holdings (1)	411,264
7,264	Graco	449,642
2,399	Greenbrier	64,725
9,605	Honeywell International	1,584,345
2,106	Hubbell Class B	306,444
1,382	IDEX	235,479
4,472	Illinois Tool Works	875,975
1,410	Masonite International (1)	124,080
7,734	Meritor (1)	188,246
1,387	Norfolk Southern	290,050

The accompanying notes are an integral part of the financial statements.

Schroder North American Equity Fund

Schedule of Investments (continued)
October 31, 2020

Shares	Value $
1,967	Owens Corning	128,779
2,908	Simpson Manufacturing	257,998
13,868	Toro	1,138,563
3,756	TPI Composites (1)	124,399
6,114	Trane Technologies	811,634
4,730	Tutor Perini (1)	63,902
3,040	UFP Industries	151,726
7,023	Union Pacific	1,244,405
1,367	United Parcel Service Class B	214,769
1,480	Verisk Analytics Class A	263,396
8,532	Waste Management	920,688
4,687	WESCO International (1)	193,292
2,601	WW Grainger	910,402
		20,482,869
	Information Technology – 26.3%
3,590	Accenture Class A	778,707
4,589	Adobe (1)	2,051,742
3,412	Advanced Energy Industries (1)	230,208
5,793	Advanced Micro Devices (1)	436,155
13,755	Amdocs	775,507
163,035	Apple	17,747,990
1,569	Applied Materials	92,932
7,738	Automatic Data Processing	1,222,294
4,825	Axcelis Technologies (1)	106,488
3,467	Black Knight (1)	304,923
5,340	Broadcom	1,867,024
2,694	Broadridge Financial Solutions	370,694
2,919	CDK Global	125,809
59,373	Cisco Systems	2,131,491
282	Citrix Systems	31,942
1,379	Enphase Energy (1)	135,266
1,304	EPAM Systems (1)	402,871
1,473	Fidelity National Information Services	183,521
2,441	First Solar (1)	212,477
13,664	HP	245,405
52,609	Intel	2,329,526
3,655	International Business Machines	408,117
3,974	Intuit	1,250,538
9,047	KBR	201,658
1,735	KLA	342,107
2,040	Lam Research	697,843
7,322	Mastercard Class A	2,113,422
84,914	Microsoft	17,192,538
7,352	NortonLifeLock	151,231
5,171	NVIDIA	2,592,533
5,147	Onto Innovation (1)	165,064
41,997	Oracle	2,356,452
11,707	Paychex	962,901
14,802	PayPal Holdings (1)	2,755,096
3,000	Qorvo (1)	382,080
19,551	QUALCOMM	2,411,811
6,665	salesforce.com (1)	1,548,079

Shares	Value $
922	ServiceNow (1)	458,760
999	SolarEdge Technologies (1)	257,432
1,441	Synaptics (1)	110,481
11,275	Texas Instruments	1,630,252
5,911	Ultra Clean Holdings (1)	125,845
21,687	Visa Class A	3,940,745
30,087	Western Union	584,891
7,266	Xilinx	862,402
		75,285,250
	Materials – 1.1%
4,669	Celanese Class A	529,978
19,538	Freeport-McMoRan (1)	338,789
4,555	Louisiana-Pacific	130,182
4,531	LyondellBasell Industries Class A	310,147
8,979	Mosaic	166,112
4,173	Newmont	262,231
2,986	PPG Industries	387,344
7,752	RPM International	656,362
3,652	Schnitzer Steel Industries Class A	76,692
121	Sherwin-Williams	83,246
4,099	Silgan Holdings	141,211
		3,082,294
	Real Estate – 0.3%
1,053	American Tower Class A REIT	241,821
1,072	Crown Castle International REIT	167,446
1,886	Public Storage REIT	432,026
		841,293
	Utilities – 0.9%
10,810	AES	210,795
1,803	Brookfield Renewable Class A	120,386
4,673	Edison International	261,875
2,848	FirstEnergy	84,643
6,394	MDU Resources Group	151,921
5,402	National Fuel Gas	215,864
12,360	NextEra Energy	904,876
5,118	NRG Energy	161,831
8,175	PPL	224,812
3,937	UGI	127,323
		2,464,326
	Total United States	272,269,449
	TOTAL COMMON STOCK
	(Cost $182,017,337)	278,185,751
	TOTAL INVESTMENTS IN SECURITIES – 97.1%
	(Cost $182,017,337)	278,185,751
	OTHER ASSETS LESS LIABILITIES – 2.9%	8,445,926
	NET ASSETS – 100%	$286,631,677

(1)   Denotes non-income producing security.

The accompanying notes are an integral part of the financial statements.

Schroder North American Equity Fund

Schedule of Investments (concluded)
October 31, 2020
The open futures contracts held by the Fund at October 31, 2020, are as follows:
Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
S&P 500 Index E-MINI	28	Dec-2020	$4,745,850	$4,570,580	$(175,270)
			$4,745,850	$4,570,580	$(175,270)

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2020, is as follows:
Counterparty	Settlement Date	Currency to Deliver	Currency to Receive	Unrealized Appreciation
Citigroup	12/02/20	CAD 4,922,235	USD 3,703,576	$8,605
CAD — Canadian Dollar
LP — Limited Partnership
REIT — Real Estate Investment Trust
S&P — Standard & Poor’s
USD — United States Dollar
The following is a summary of the inputs used as of October 31, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities(1)(2)	Level 1	Level 2	Level 3	Total
Common Stock	$278,185,751	$—	$—	$278,185,751
Total Investments in Securities	$278,185,751	$—	$—	$278,185,751

Other Financial Instruments(1)	Level 1	Level 2	Level 3	Total
Futures — Unrealized Depreciation	$(175,270)	$—	$—	$(175,270)
Forwards — Unrealized Appreciation	—	8,605	—	8,605
Total Other Financial Instruments	$(175,270)	$8,605	$—	$(166,665)
(1)	For the year ended October 31, 2020, there were no transfers in or out of Level 3.
(2)	All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Core Bond Fund

Schedule of Investments
October 31, 202

Principal Amount ($)		Value $
	CORPORATE OBLIGATIONS – 66.8%
	Communication Services – 5.2%
	AT&T
97,000	4.500%, 05/15/35	113,138
100,000	4.300%, 02/15/30	116,672
229,000	3.000%, 06/30/22	237,666
1,041,000	2.750%, 06/01/31	1,080,511
250,000	1.650%, 02/01/28	247,819
	Comcast
400,000	3.950%, 10/15/25	458,329
245,000	2.650%, 02/01/30	264,178
	Discovery Communications LLC
379,000	3.625%, 05/15/30	419,331
124,000	2.950%, 03/20/23	130,575
	T-Mobile USA (1)
818,000	3.875%, 04/15/30	918,908
734,000	3.000%, 02/15/41	711,877
	Verizon Communications
137,000	4.329%, 09/21/28	164,450
160,000	4.016%, 12/03/29	189,235
142,000	3.150%, 03/22/30	157,973
303,000	1.380%, VAR ICE LIBOR USD 3 Month+1.100%, 05/15/25	310,396
	Vodafone Group
227,000	1.220%, VAR ICE LIBOR USD 3 Month+0.990%, 01/16/24	229,293
		5,750,351
	Consumer Discretionary – 2.5%
	Amazon.com
900,000	1.500%, 06/03/30	910,430
	AutoNation
59,000	4.500%, 10/01/25	65,297
	Cox Communications (1)
227,000	3.150%, 08/15/24	244,575
	Ford Motor
77,000	9.000%, 04/22/25	90,736
	General Motors
296,000	6.125%, 10/01/25	346,419
	General Motors Financial
300,000	3.250%, 01/05/23	311,145
	Lehigh University
340,000	2.553%, 11/15/43	312,716
	Magna International
71,000	4.150%, 10/01/25	80,894
	McDonald’s MTN
209,000	3.625%, 09/01/49	232,820
	Scientific Games International (1)
105,000	5.000%, 10/15/25	105,394
		2,700,426

Principal Amount ($)		Value $
	Consumer Staples – 5.6%
	Albertsons (1)
133,000	5.875%, 02/15/28	140,647
	Altria Group
109,000	4.400%, 02/14/26	125,428
	Anheuser-Busch InBev Worldwide
693,000	4.350%, 06/01/40	816,127
495,000	4.150%, 01/23/25	561,458
	Archer-Daniels-Midland
510,000	3.250%, 03/27/30	585,888
	BAT Capital
65,000	3.557%, 08/15/27	70,149
193,000	3.222%, 08/15/24	207,081
	Boston Scientific
116,000	3.450%, 03/01/24	125,339
	Coca-Cola
1,652,000	1.375%, 03/15/31	1,639,187
	CVS Health
105,000	5.050%, 03/25/48	133,170
243,000	4.300%, 03/25/28	281,392
100,000	4.250%, 04/01/50	116,842
	Kimberly-Clark
170,000	3.100%, 03/26/30	193,801
	Pfizer
250,000	2.625%, 04/01/30	274,999
	Procter & Gamble
415,000	3.000%, 03/25/30	477,312
	Reynolds American
21,000	5.850%, 08/15/45	25,627
	RJ Reynolds Tobacco
401,000	3.750%, 05/20/23	424,001
	Tyson Foods
7,000	3.550%, 06/02/27	7,918
		6,206,366
	Energy – 3.4%
	BP Capital Markets
96,000	2.500%, 11/06/22	99,865
	Canadian Natural Resources
171,000	6.250%, 03/15/38	199,061
	Duke Energy
379,000	2.450%, 06/01/30	396,866
	Enbridge
91,000	4.250%, 12/01/26	104,156
	Energy Transfer Operating
205,000	3.750%, 05/15/30	201,154
	Energy Transfer Partners
176,000	5.250%, 04/15/29	190,679
355,000	3.600%, 02/01/23	365,802
	Enterprise Products Operating LLC
238,000	4.200%, 01/31/50	257,342

The accompanying notes are an integral part of the financial statements.

Schroder Core Bond Fund

Schedule of Investments (continued)
October 31, 2020

Principal Amount ($)		Value $
	EOG Resources
183,000	2.625%, 03/15/23	191,356
	Equinor
505,000	2.375%, 05/22/30	526,409
	Marathon Petroleum
185,000	4.500%, 05/01/23	199,089
	MPLX
188,000	4.500%, 04/15/38	190,431
	Phillips 66 Partners
135,000	3.750%, 03/01/28	140,744
186,000	3.605%, 02/15/25	197,027
	Plains All American Pipeline
235,000	3.550%, 12/15/29	225,343
	Sabine Pass Liquefaction LLC (1)
72,000	4.500%, 05/15/30	80,548
	Williams Partners
200,000	4.300%, 03/04/24	217,950
		3,783,822
	Financials – 27.2%
	Aflac
2,000	6.450%, 08/15/40	2,766
	AIB Group MTN (1)
400,000	4.263%, VAR ICE LIBOR USD 3 Month+1.874%, 04/10/25	430,711
	American International Group
303,000	3.900%, 04/01/26	345,577
181,000	3.300%, 03/01/21	182,334
	Andrew W Mellon Foundation
358,000	0.947%, 08/01/27	348,814
	AXA Equitable Holdings
202,000	5.000%, 04/20/48	241,300
244,000	4.350%, 04/20/28	280,273
	Bank of America
10,000	5.875%, 01/05/21	10,096
464,000	3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/23	486,425
	Bank of America MTN
449,000	3.500%, 04/19/26	503,174
493,000	3.248%, 10/21/27	543,832
304,000	2.884%, VAR ICE LIBOR USD 3 Month+0.012%, 10/22/30	326,748
40,000	2.456%, VAR ICE LIBOR USD 3 Month+0.870%, 10/22/25	42,246
	Bank of Ireland Group (1)
510,000	4.500%, 11/25/23	552,138
	Bank of New York Mellon MTN
518,000	1.950%, 08/23/22	533,456
	Banque Federative du Credit Mutuel MTN (1)
210,000	2.700%, 07/20/22	217,736

Principal Amount ($)		Value $
	Barclays
1,038,000	3.564%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.900%, 09/23/35	1,027,682
	Barclays Bank
1,090,000	2.852%, VAR ICE LIBOR USD 3 Month+2.452%, 05/07/26	1,143,113
	Belrose Funding Trust (1)
397,000	2.330%, 08/15/30	395,562
	BNP Paribas (1)
605,000	2.219%, VAR United States Secured Overnight Financing Rate+2.074%, 06/09/26	625,622
	Camden Property Trust
56,000	3.150%, 07/01/29	61,896
	Capital One Financial
58,000	3.750%, 03/09/27	64,848
500,000	2.150%, 09/06/22	514,520
	Citigroup
335,000	4.300%, 11/20/26	383,391
1,425,000	3.200%, 10/21/26	1,567,215
9,000	2.700%, 03/30/21	9,089
	Cooperatieve Rabobank UA MTN
389,000	3.875%, 02/08/22	406,447
	Credit Agricole MTN (1)
280,000	1.235%, VAR ICE LIBOR USD 3 Month+1.020%, 04/24/23	282,575
	Credit Suisse Group (1)
522,000	3.869%, VAR ICE LIBOR USD 3 Month+1.410%, 01/12/29	580,982
265,000	2.997%, VAR ICE LIBOR USD 3 Month+1.200%, 12/14/23	276,156
	Danske Bank (1)
1,144,000	1.621%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.350%, 09/11/26	1,136,346
	Equitable Financial Life Global Funding (1)
270,000	1.400%, 08/27/27	269,302
	Fifth Third Bancorp
408,000	3.650%, 01/25/24	444,346
545,000	2.375%, 01/28/25	575,092
	GE Capital International Funding Unlimited
672,000	3.373%, 11/15/25	721,046
	Goldman Sachs Group
121,000	4.750%, 10/21/45	159,221
303,000	3.814%, VAR ICE LIBOR USD 3 Month+1.158%, 04/23/29	345,676
120,000	3.500%, 11/16/26	132,857
64,000	2.625%, 04/25/21	64,584
	HCP
169,000	3.250%, 07/15/26	187,445

The accompanying notes are an integral part of the financial statements.

Schroder Core Bond Fund

Schedule of Investments (continued)
October 31, 2020

Principal Amount ($)		Value $
	Healthcare Realty Trust
200,000	2.400%, 03/15/30	202,176
	HSBC Holdings
200,000	4.950%, 03/31/30	243,428
1,171,000	2.633%, VAR ICE LIBOR USD 3 Month+1.140%, 11/07/25	1,227,026
667,000	2.099%, VAR United States Secured Overnight Financing Rate+1.929%, 06/04/26	681,172
	JPMorgan Chase
360,000	3.220%, VAR ICE LIBOR USD 3 Month+1.155%, 03/01/25	387,549
174,000	2.950%, 10/01/26	191,731
195,000	2.700%, 05/18/23	205,474
915,000	2.005%, VAR United States Secured Overnight Financing Rate+1.585%, 03/13/26	948,497
	Liberty Mutual Group (1)
188,000	3.950%, 05/15/60	204,209
	Lloyds Banking Group
530,000	2.438%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.000%, 02/05/26	552,640
	Mastercard
110,000	3.850%, 03/26/50	136,929
	Metropolitan Life Global Funding I (1)
1,150,000	2.950%, 04/09/30	1,281,952
	Moody’s
119,000	4.875%, 02/15/24	134,239
	Morgan Stanley
397,000	3.625%, 01/20/27	450,943
	Morgan Stanley MTN
200,000	3.950%, 04/23/27	225,854
300,000	3.750%, 02/25/23	322,030
543,000	2.750%, 05/19/22	562,334
169,000	2.500%, 04/21/21	170,694
	Natwest Group
560,000	3.073%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.550%, 05/22/28	591,513
	Prudential
475,000	3.125%, 04/14/30	530,001
	Royal Bank of Scotland Group
325,000	6.125%, 12/15/22	355,786
	State Street (1)
206,000	3.152%, VAR United States Secured Overnight Financing Rate+2.650%, 03/30/31	233,366
	Truist Bank
1,334,000	2.250%, 03/11/30	1,363,846

Principal Amount ($)		Value $
	US Bancorp MTN
262,000	2.625%, 01/24/22	268,893
	Wells Fargo
215,000	3.069%, 01/24/23	221,499
281,000	3.000%, 04/22/26	306,068
	Wells Fargo MTN
296,000	2.879%, VAR ICE LIBOR USD 3 Month+1.170%, 10/30/30	315,035
360,000	2.406%, VAR ICE LIBOR USD 3 Month+0.825%, 10/30/25	379,734
783,000	2.393%, VAR United States Secured Overnight Financing Rate+2.100%, 06/02/28	813,783
		29,931,040
	Healthcare – 7.2%
	Abbott Laboratories
494,000	3.400%, 11/30/23	535,775
452,000	1.400%, 06/30/30	450,947
	AbbVie
143,000	3.850%, 06/15/24 (1)	156,640
140,000	3.800%, 03/15/25 (1)	155,386
274,000	3.600%, 05/14/25	303,252
88,000	3.450%, 03/15/22 (1)	91,104
28,000	3.200%, 11/06/22 (1)	29,356
607,000	3.200%, 11/21/29	664,132
	Aetna
299,000	2.800%, 06/15/23	314,046
	Anthem
15,000	4.101%, 03/01/28	17,288
	Bayer US Finance II LLC (1)
712,000	3.875%, 12/15/23	775,283
	Becton Dickinson
153,000	3.734%, 12/15/24	168,733
	Cardinal Health
212,000	3.079%, 06/15/24	227,992
	CommonSpirit Health
210,000	3.347%, 10/01/29	219,242
	Hackensack Meridian Health
1,230,000	2.675%, 09/01/41	1,185,729
	Johnson & Johnson
1,760,000	1.300%, 09/01/30	1,754,116
	Merck
257,000	2.750%, 02/10/25	278,656
	New York and Presbyterian Hospital
228,000	2.256%, 08/01/40	213,816
	Shire Acquisitions Investments Ireland DAC
53,000	2.400%, 09/23/21	53,854
	UnitedHealth Group
325,000	3.875%, 12/15/28	384,986
		7,980,333

The accompanying notes are an integral part of the financial statements.

Schroder Core Bond Fund

Schedule of Investments (continued)
October 31, 2020

Principal Amount ($)		Value $
	Industrials – 2.6%
	3M
163,000	3.050%, 04/15/30	183,858
	Boeing
740,000	4.875%, 05/01/25	804,706
	CSX
80,000	3.800%, 04/15/50	94,187
	Deere
350,000	3.100%, 04/15/30	396,991
	DuPont de Nemours
420,000	2.169%, 05/01/23	423,990
	General Electric MTN
65,000	3.100%, 01/09/23	68,136
	Lockheed Martin
18,000	3.550%, 01/15/26	20,349
	Novelis (1)
131,000	4.750%, 01/30/30	132,849
	Raytheon Technologies (1)
257,000	3.200%, 03/15/24	275,570
	Titan Acquisition (1)
102,000	7.750%, 04/15/26	101,745
	United Technologies
205,000	3.950%, 08/16/25	233,852
	Xylem
135,000	1.950%, 01/30/28	139,492
		2,875,725
	Information Technology – 7.5%
	Apple
315,000	3.000%, 06/20/27	352,393
705,000	1.650%, 05/11/30	719,998
1,237,000	1.250%, 08/20/30	1,220,495
	Broadcom
1,120,000	4.700%, 04/15/25	1,273,559
	Intel
877,000	3.900%, 03/25/30	1,049,063
	Lenovo Group (1)
654,000	3.421%, 11/02/30	663,854
	Microsoft
127,000	4.100%, 02/06/37	162,346
74,000	2.525%, 06/01/50	75,418
363,000	2.400%, 08/08/26	393,870
	NVIDIA
292,000	3.500%, 04/01/40	338,392
	Oracle
915,000	3.600%, 04/01/40	1,020,658
424,000	3.600%, 04/01/50	465,504
	salesforce.com
406,000	3.700%, 04/11/28	476,840
		8,212,390

Principal Amount ($)		Value $
	Real Estate – 3.0%
	American Tower REIT
96,000	3.700%, 10/15/49	103,529
185,000	2.400%, 03/15/25	195,764
	Boston Properties REIT
425,000	3.400%, 06/21/29	460,776
	Crown Castle International REIT
8,000	3.800%, 02/15/28	8,962
210,000	3.200%, 09/01/24	226,668
	ERP Operating REIT
351,000	3.000%, 07/01/29	383,778
	Kimco Realty
1,358,000	2.700%, 10/01/30	1,374,833
	Simon Property Group REIT
237,000	2.000%, 09/13/24	244,505
	Ventas Realty REIT
250,000	3.125%, 06/15/23	262,238
		3,261,053
	Utilities – 2.6%
	Entergy
480,000	2.800%, 06/15/30	516,490
	Exelon
31,000	2.450%, 04/15/21	31,222
	Mexico Generadora de Energia (1)
159,774	5.500%, 12/06/32	181,583
	Pacific Gas and Electric
1,140,000	2.500%, 02/01/31	1,077,825
	Public Service Enterprise Group
607,000	1.600%, 08/15/30	590,485
	Southern
403,000	2.950%, 07/01/23	426,776
		2,824,381
	TOTAL CORPORATE OBLIGATIONS
	(Cost $69,415,454)	73,525,887

	U.S. TREASURY OBLIGATIONS – 13.1%
	United States Treasury Bill (2)
1,358,000	0.091%, 03/04/21	1,357,528
	United States Treasury Bonds
28,900	2.750%, 11/15/47	36,376
	United States Treasury Notes
768,000	2.500%, 02/28/21	773,940
25,300	0.500%, 03/15/23	25,496
1,599,000	0.375%, 03/31/22	1,604,122
528,000	0.250%, 08/31/25	525,071
5,939,000	0.250%, 09/30/25	5,902,809
2,425,000	0.125%, 08/31/22	2,423,579
43,000	0.125%, 09/30/22	42,973
203,000	0.125%, 05/15/23	202,738

Schroder Core Bond Fund

Schedule of Investments (continued)
October 31, 2020

Principal Amount ($)		Value $
237,000	0.125%, 07/15/23	236,611
1,282,000	0.125%, 08/15/23	1,279,697
	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $14,406,944)	14,410,940
	TAXABLE MUNICIPAL BONDS – 7.6%
	California – 1.6%
	California State University RB, Series B
175,000	3.065%, 11/01/42	178,546
200,000	2.965%, 11/01/39	203,584
	State Health Facilities Financing Authority RB
235,000	2.864%, 06/01/31	246,132
180,000	2.704%, 06/01/30	188,480
115,000	2.584%, 06/01/29	120,688
	State of California Department of Water Resources RB
155,000	1.409%, 12/01/29	152,907
205,000	1.319%, 12/01/28	203,167
	University of California RB, Series BG
485,000	1.614%, 05/15/30	474,699
		1,768,203
	Connecticut – 0.1%
	State of Connecticut GO, Series A
65,000	2.677%, 07/01/30	69,343
65,000	2.627%, 07/01/29	70,047
		139,390
	Florida – 1.0%
	State Board of Administration Finance RB, Series A
1,125,000	2.154%, 07/01/30	1,126,744
	Massachusetts – 0.4%
	Commonwealth of Massachusetts GO, Series C
440,000	2.514%, 07/01/41	439,234
	New Jersey – 0.2%
	State Economic Development Authority RB, Series A, NATL
205,000	7.425%, 02/15/29	253,298
	New York – 1.1%
	Port Authority of New York & New Jersey RB, Series AAA
1,160,000	1.086%, 07/01/23	1,173,154
	Ohio – 0.7%
	American Municipal Power RB, Series B
40,000	8.084%, 02/15/50	72,342
	Northeast Ohio Regional Sewer District RB
210,000	3.200%, 11/15/44	219,820

Principal Amount ($)		Value $
	State Turnpike & Infrastructure Commission RB
435,000	3.216%, 02/15/48	438,650
		730,812
	Pennsylvania – 0.3%
	Philadelphia Authority for Industrial Development RB
350,000	3.964%, 04/15/26	377,083
	Texas – 1.4%
	Cities of Dallas and Fort Worth RB, Series C
510,000	3.089%, 11/01/40	508,434
	Rockwall Independent School District GO
185,000	2.380%, 02/15/46	182,306
	State Transportation Commission GO
780,000	2.562%, 04/01/42	787,184
		1,477,924
	Washington – 0.8%
	Pierce County School District No. 10 Tacoma GO
845,000	2.357%, 12/01/39	846,749
	TOTAL TAXABLE MUNICIPAL BONDS
	(Cost $8,229,220)	8,332,591
	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS – 7.5%
	Federal Home Loan Mortgage Corporation – 2.7%
	FHLMC
258,615	3.500%, 05/01/46	275,817
2,615,141	2.000%, 10/01/50	2,698,151
	FHLMC Gold
9,191	4.500%, 10/01/24	9,636
		2,983,604
	Federal National Mortgage Association – 3.8%
	FNMA
21,683	5.000%, 10/01/29	23,973
946,184	3.500%, 02/01/50	998,397
3,074,000	1.500%, 11/01/50	3,090,732
		4,113,102
	Government National Mortgage Association – 1.0%
	GNMA
375,266	5.000%, 08/20/48	407,570
462,010	5.000%, 10/20/48	504,516
209,321	4.500%, 10/20/48	226,584
		1,138,670
	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
	(Cost $8,179,665)	8,235,376

The accompanying notes are an integral part of the financial statements.

Schroder Core Bond Fund

Schedule of Investments (continued)
October 31, 2020

Principal Amount ($)		Value $
	ASSET-BACKED SECURITIES – 3.4%
	Cedar Funding VI CLO, Series 2018-6A, Class AR (1)
645,000	1.308%, VAR ICE LIBOR USD 3 Month+1.090%, 10/20/28	639,551
	Dewolf Park CLO, Series 2017-1A, Class A (1)
500,000	1.447%, VAR ICE LIBOR USD 3 Month+1.210%, 10/15/30	496,169
	Goldentree Loan Management, Series 2017-2A, Class A (1)
606,000	1.368%, VAR ICE LIBOR USD 3 Month+1.150%, 11/28/30	599,759
	Madison Park Funding XVIII, Series 2017-18A, Class A1R (1)
800,000	1.399%, VAR ICE LIBOR USD 3 Month+1.190%, 10/21/30	791,350
	Madison Park Funding XXVI, Series 2017-26A, Class AR (1)
600,000	1.413%, VAR ICE LIBOR USD 3 Month+1.200%, 07/29/30	592,903
	Octagon Investment Partners 30, Series 2017-1A, Class A1 (1)
250,000	1.538%, VAR ICE LIBOR USD 3 Month+1.320%, 03/17/30	248,438
	Towd Point Mortgage Trust, Series 2015-6, Class A1 (1) (3)
22,920	3.500%, 04/25/55	23,473
	Towd Point Mortgage Trust, Series 2017-2, Class A1 (1) (3)
40,083	2.750%, 04/25/57	41,154
	Towd Point Mortgage Trust, Series 2017-3, Class A1 (1) (3)
187,005	2.750%, 07/25/57	192,415
	Towd Point Mortgage Trust, Series 2017-4, Class A1 (1) (3)
102,402	2.750%, 06/25/57	105,927
	TOTAL ASSET-BACKED SECURITIES
	(Cost $3,764,479)	3,731,139
	SOVEREIGN GOVERNMENTS – 0.6%
	Mexico Government International Bond
380,000	3.250%, 04/16/30	392,646
	Peruvian Government International Bond
175,000	2.783%, 01/23/31	189,175
65,000	2.392%, 01/23/26	68,315
	TOTAL SOVEREIGN GOVERNMENTS
	(Cost $618,146)	650,136

Principal Amount ($)		Value $
	COLLATERALIZED MORTGAGE OBLIGATION – 0.0%
	Sequoia Mortgage Trust, Series 2015-2, Class A10 (1) (3)
65,926	3.500%, 05/25/45
	(Cost $67,550)	66,164
	TOTAL INVESTMENTS IN SECURITIES – 99.0%
	(Cost $104,681,458)	108,952,233
	OTHER ASSETS LESS LIABILITIES – 1.0%	1,097,148
	NET ASSETS – 100%	$110,049,381
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2020, the value of these securities amounted to $15,049,279, representing 13.7% of the net assets of the Fund.

(2)	Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.

(3)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
CLO — Collateralized Loan Obligation
DAC — Designated Activity Company
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
GO — General Obligation
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Corporation
MTN — Medium Term Note
NATL — National Public Finance Guarantee Corporation
RB — Revenue Bond
REIT — Real Estate Investment Trust
USD — United States Dollar
VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

Schroder Core Bond Fund

Schedule of Investments (concluded)
October 31, 2020

The following is a summary of the inputs used as of October 31, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$73,525,887	$—	$73,525,887
U.S. Treasury Obligations	—	14,410,940	—	14,410,940
Taxable Municipal Bonds	—	8,332,591	—	8,332,591
U.S. Government Mortgage-Backed Obligations	—	8,235,376	—	8,235,376
Asset-Backed Securities	—	3,731,139	—	3,731,139
Sovereign Governments	—	650,136	—	650,136
Collateralized Mortgage Obligation	—	66,164	—	66,164
Total Investments in Securities	$—	$108,952,233	$—	$108,952,233

(1) For the year ended October 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schroder Long Duration Investment-Grade Bond Fund

Schedule of Investments
October 31, 2020

Principal Amount ($)		Value $
	CORPORATE OBLIGATIONS – 67.5%
	Communication Services – 7.9%
	AT&T
775,000	4.500%, 05/15/35	903,936
922,000	4.500%, 03/09/48	1,031,958
717,000	3.650%, 06/01/51	699,732
179,000	3.650%, 09/15/59 (1)	170,693
	Comcast
1,136,000	4.700%, 10/15/48	1,515,841
70,000	3.969%, 11/01/47	83,881
146,000	3.450%, 02/01/50	162,972
	Discovery Communications
288,000	5.300%, 05/15/49	346,343
464,000	4.650%, 05/15/50	522,942
183,000	4.125%, 05/15/29	208,728
	Fox
311,000	5.476%, 01/25/39	414,221
	T-Mobile USA (1)
1,468,000	3.000%, 02/15/41	1,423,754
	Verizon Communications
469,000	5.250%, 03/16/37	639,527
522,000	4.000%, 03/22/50	628,967
	Vodafone Group
425,000	5.000%, 05/30/38	528,416
	Walt Disney
245,000	4.750%, 09/15/44	310,911
		9,592,822
	Consumer Discretionary – 5.1%
	Amazon.com
895,000	2.500%, 06/03/50	886,998
	Brown University
2,023,000	2.924%, 09/01/50	2,142,946
	Cox Communications (1)
147,000	4.600%, 08/15/47	178,309
	Home Depot
375,000	3.125%, 12/15/49	410,019
805,000	2.950%, 06/15/29	905,496
	Lehigh University
380,000	2.553%, 11/15/43	349,506
	Lowe’s
500,000	3.000%, 10/15/50	512,120
	McDonald’s MTN
426,000	4.875%, 12/09/45	553,630
221,000	3.625%, 09/01/49	246,187
		6,185,211
	Consumer Staples – 8.4%
	Altria Group
583,000	5.375%, 01/31/44	719,545

Principal Amount ($)		Value $
	Anheuser-Busch
969,000	4.900%, 02/01/46	1,185,221
	Anheuser-Busch InBev Worldwide
238,000	4.900%, 01/23/31	298,806
1,024,000	4.350%, 06/01/40	1,205,936
	BAT Capital
274,000	4.540%, 08/15/47	288,396
	CVS Health
259,000	5.125%, 07/20/45	327,826
632,000	5.050%, 03/25/48	801,554
105,000	4.250%, 04/01/50	122,684
	Diageo Capital
635,000	2.125%, 04/29/32	659,507
	Georgetown University
477,000	5.215%, 10/01/18	610,711
	Kroger
177,000	5.400%, 01/15/49	245,642
	Massachusetts Mutual Life Insurance (1)
502,000	3.375%, 04/15/50	511,905
	Molson Coors Brewing
328,000	4.200%, 07/15/46	343,594
	New York Life Insurance (1)
574,000	3.750%, 05/15/50	640,212
	PepsiCo
678,000	3.500%, 03/19/40	805,977
	Tyson Foods
177,000	5.100%, 09/28/48	239,569
	Walmart
923,000	3.950%, 06/28/38	1,155,041
32,000	3.625%, 12/15/47	39,029
		10,201,155
	Energy – 4.5%
	Chevron
490,000	3.078%, 05/11/50	507,995
	Enbridge
173,000	5.500%, 12/01/46	217,085
	Energy Transfer Operating
432,000	5.250%, 04/15/29	468,030
	Enterprise Products Operating LLC
202,000	5.100%, 02/15/45	237,549
662,000	4.250%, 02/15/48	710,493
	Halliburton
180,000	5.000%, 11/15/45	178,360
	Marathon Petroleum
228,000	4.750%, 09/15/44	224,312
	MidAmerican Energy
354,000	4.250%, 07/15/49	453,740
	MPLX
820,000	4.700%, 04/15/48	812,217

The accompanying notes are an integral part of the financial statements.

Schroder Long Duration Investment-Grade Bond Fund

Schedule of Investments (continued)
October 31, 2020

Principal Amount ($)		Value $
	Phillips 66 Partners
361,000	4.680%, 02/15/45	357,742
	Plains All American Pipeline
581,000	3.550%, 12/15/29	557,124
	Shell International Finance BV
325,000	4.000%, 05/10/46	370,988
	Sunoco Logistics Partners Operations
421,000	5.400%, 10/01/47	405,799
		5,501,434
	Financials – 14.4%
	Aflac
150,000	6.450%, 08/15/40	207,439
	American International Group
227,000	4.375%, 01/15/55	267,551
	AXA Equitable Holdings
1,024,000	5.000%, 04/20/48	1,223,226
	Bank of America
574,000	6.000%, 10/15/36	822,779
	Bank of America MTN
338,000	5.000%, 01/21/44	461,309
	Barclays
1,181,000	3.564%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.900%, 09/23/35	1,169,261
	Belrose Funding Trust (1)
303,000	2.330%, 08/15/30	301,903
	Berkshire Hathaway Finance
685,000	2.850%, 10/15/50	697,830
	Citigroup
620,000	4.281%, VAR ICE LIBOR USD 3 Month+1.839%, 04/24/48	774,348
405,000	3.200%, 10/21/26	445,419
	Goldman Sachs Group
328,000	4.750%, 10/21/45	431,607
	HSBC Holdings
356,000	4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/29	411,414
790,000	3.973%, VAR ICE LIBOR USD 3 Month+1.610%, 05/22/30	886,035
370,000	2.848%, VAR United States Secured Overnight Financing Rate+2.387%, 06/04/31	383,792
	JPMorgan Chase
188,000	5.600%, 07/15/41	274,160
1,156,000	3.109%, VAR United States Secured Overnight Financing Rate+2.440%, 04/22/51	1,221,179
	Liberty Mutual Group (1)
559,000	3.950%, 05/15/60	607,196

Principal Amount ($)		Value $
	Lincoln National
451,000	4.375%, 06/15/50	524,804
	Morgan Stanley MTN
338,000	4.300%, 01/27/45	436,954
	Northern Trust
1,474,000	1.950%, 05/01/30	1,519,614
	Prudential
630,000	3.125%, 04/14/30	702,948
	Prudential Financial
104,000	3.935%, 12/07/49	118,212
	Total Capital International
1,229,000	3.127%, 05/29/50	1,232,354
	Wells Fargo
240,000	3.900%, 05/01/45	279,092
2,046,000	3.068%, VAR United States Secured Overnight Financing Rate+2.530%, 04/30/41	2,116,840
		17,517,266
	Healthcare – 5.0%
	Amgen
170,000	4.663%, 06/15/51	220,235
1,085,000	3.375%, 02/21/50	1,154,641
	Bayer US Finance II (1)
142,000	4.700%, 07/15/64	159,699
	Catholic Health Services of Long Island Obligated Group
1,330,000	3.368%, 07/01/50	1,277,434
	Cigna
207,000	4.900%, 12/15/48	267,554
	Hackensack Meridian Health
1,155,000	2.875%, 09/01/50	1,116,919
	Johnson & Johnson
1,495,000	2.100%, 09/01/40	1,454,441
	New York and Presbyterian Hospital
253,000	2.256%, 08/01/40	237,261
	UnitedHealth Group
201,000	4.450%, 12/15/48	266,689
		6,154,873
	Industrials – 3.8%
	3M
197,000	3.700%, 04/15/50	233,442
	Boeing
493,000	5.705%, 05/01/40	571,862
	Burlington Northern Santa Fe
207,000	4.900%, 04/01/44	278,016
569,000	4.150%, 04/01/45	694,651
33,000	4.150%, 12/15/48	41,065
174,000	3.050%, 02/15/51	188,724

The accompanying notes are an integral part of the financial statements.

Schroder Long Duration Investment-Grade Bond Fund

Schedule of Investments (continued)
October 31, 2020

Principal Amount ($)		Value $
	CSX
140,000	3.800%, 04/15/50	164,827
	GE Capital International Funding Unlimited
500,000	4.418%, 11/15/35	540,666
	General Electric
968,000	4.350%, 05/01/50	1,031,298
	General Electric Capital MTN
275,000	6.750%, 03/15/32	354,249
	Johnson Controls International
77,000	4.500%, 02/15/47	94,751
	Waste Management
341,000	4.150%, 07/15/49	431,792
		4,625,343
	Information Technology – 7.5%
	Apple
1,275,000	2.650%, 05/11/50	1,286,112
1,257,000	2.400%, 08/20/50	1,230,463
	California Institute of Technology
435,000	3.650%, 09/01/19	441,736
	Fiserv
800,000	3.500%, 07/01/29	898,072
	Intel
988,000	4.750%, 03/25/50	1,347,609
	Lenovo Group (1)
606,000	3.421%, 11/02/30	615,131
	Microsoft
424,000	3.700%, 08/08/46	521,066
257,000	2.525%, 06/01/50	261,924
	Oracle
606,000	4.000%, 11/15/47	702,537
972,000	3.850%, 04/01/60	1,102,683
624,000	3.600%, 04/01/50	685,081
		9,092,414
	Materials – 0.9%
	Barrick North America Finance LLC
316,000	5.700%, 05/30/41	442,359
	Dow Chemical
148,000	9.400%, 05/15/39	254,211
122,000	4.625%, 10/01/44	142,675
	International Paper
177,000	7.300%, 11/15/39	262,467
		1,101,712
	Real Estate – 1.1%
	American Tower REIT
379,000	3.700%, 10/15/49	408,724
	Camden Property Trust REIT
517,000	3.350%, 11/01/49	554,099

Principal Amount ($)		Value $
	Simon Property Group REIT
439,000	3.250%, 09/13/49	397,449
		1,360,272
	Utilities – 8.9%
	Berkshire Hathaway Energy (1)
276,000	4.250%, 10/15/50	341,703
	Commonwealth Edison
82,000	4.600%, 08/15/43	104,155
840,000	4.000%, 03/01/49	1,019,950
	Duke Energy Carolinas
222,000	3.875%, 03/15/46	263,614
138,000	3.700%, 12/01/47	160,708
	Duke Energy Indiana
112,000	6.120%, 10/15/35	156,313
	Duke Energy Ohio
822,000	4.300%, 02/01/49	1,024,295
	Duke Energy Progress
185,000	4.200%, 08/15/45	227,010
	Entergy
625,000	3.750%, 06/15/50	708,456
	Entergy Louisiana
269,000	2.900%, 03/15/51	279,009
	Entergy Texas
544,000	3.550%, 09/30/49	602,081
	Florida Power & Light
175,000	4.050%, 10/01/44	217,914
400,000	3.990%, 03/01/49	506,959
	Pacific Gas and Electric
630,000	3.500%, 08/01/50	569,386
	PacifiCorp
370,000	4.150%, 02/15/50	454,404
270,000	3.300%, 03/15/51	295,032
	PPL Electric Utilities
80,000	3.950%, 06/01/47	96,075
	Public Service Electric & Gas MTN
310,000	3.150%, 01/01/50	340,958
	Public Service Enterprise Group
578,000	1.600%, 08/15/30	562,273
	Public Service of Colorado
183,000	4.300%, 03/15/44	229,422
267,000	3.800%, 06/15/47	318,578
140,000	3.550%, 06/15/46	156,564
	Sempra Energy
487,000	6.000%, 10/15/39	667,026
162,000	4.000%, 02/01/48	182,907
	Southern
55,000	4.400%, 07/01/46	65,799
	Southern California Edison
565,000	3.650%, 02/01/50	589,911

The accompanying notes are an integral part of the financial statements.

Schroder Long Duration Investment-Grade Bond Fund

Schedule of Investments (continued)
October 31, 2020

Principal Amount ($)		Value $
	Southwestern Public Service
520,000	4.400%, 11/15/48	648,517
		10,789,019
	TOTAL CORPORATE OBLIGATIONS
	(Cost $73,675,943)	82,121,521
	U.S. TREASURY OBLIGATIONS – 22.8%
	United States Treasury Bonds
95,800	4.625%, 02/15/40	150,365
3,344,400	4.500%, 02/15/36	4,944,486
345,600	4.500%, 08/15/39	532,831
111,100	4.375%, 11/15/39	169,224
34,600	4.375%, 05/15/40	52,907
4,817,600	2.750%, 08/15/47	6,061,331
2,744,000	1.375%, 08/15/50	2,575,073
2,687,000	1.250%, 05/15/50	2,440,972
701,300	1.125%, 05/15/40	669,084
10,013,000	1.125%, 08/15/40	9,524,866
	United States Treasury Notes
408,000	0.625%, 03/31/27	409,418
249,100	0.625%, 08/15/30	243,651
	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $25,867,375)	27,774,208
	TAXABLE MUNICIPAL BONDS – 6.5%
	California – 3.4%
	California Health Facilities Financing Authority RB
95,000	3.034%, 06/01/34	98,526
155,000	2.984%, 06/01/33	162,367
220,000	2.934%, 06/01/32	229,992
	City of Pomona California RB, Series BJ-REV
90,000	3.716%, 08/01/40	93,622
	University of California RB, Series AD
739,000	4.858%, 05/15/12	980,188
	University of California RB, Series B
2,450,000	2.975%, 11/01/51	2,516,150
		4,080,845
	Ohio – 0.6%
	Ohio Turnpike & Infrastructure Commission RB
765,000	3.216%, 02/15/48	771,418
	Pennsylvania – 0.7%
	Pennsylvania State University RB, Series D
845,000	2.840%, 09/01/50	858,089
	Texas – 1.5%
	Dallas RB, Series C
225,000	2.919%, 11/01/50	212,148

Principal Amount ($)		Value $
	Grand Parkway Transportation RB, Series Sub
1,535,000	3.236%, 10/01/52	1,550,887
		1,763,035
	Wisconsin – 0.3%
	State of Wisconsin RB, Series A
350,000	2.429%, 05/01/30	370,342
	TOTAL TAXABLE MUNICIPAL BONDS
	(Cost $7,492,129)	7,843,729
	SOVEREIGN GOVERNMENTS – 2.3%
	Indonesia Government International Bond
200,000	4.200%, 10/15/50	230,566
	Mexico Government International Bond
1,075,000	4.500%, 01/31/50	1,159,667
	Panama Government International Bond
230,000	4.500%, 04/01/56	282,900
	Peruvian Government International Bond
520,000	2.783%, 01/23/31	562,120
	Philippine Government International Bond
347,000	2.950%, 05/05/45	364,466
	Uruguay Government International Bond
191,000	5.100%, 06/18/50	255,178
	TOTAL SOVEREIGN GOVERNMENTS
	(Cost $2,856,378)	2,854,897
	TOTAL INVESTMENTS IN SECURITIES – 99.1%
	(Cost $109,891,825)	120,594,355
	OTHER ASSETS LESS LIABILITIES – 0.9%	1,082,549
	NET ASSETS – 100%	$121,676,904

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2020, the value of these securities amounted to $4,950,505, representing 4.1% of the net assets of the Fund.

ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Corporation
MTN — Medium Term Note
RB — Revenue Bond
REIT — Real Estate Investment Trust
USD — United States Dollar
VAR — Variable

The accompanying notes are an integral part of the financial statements.

Schroder Long Duration Investment-Grade Bond Fund

Schedule of Investments (concluded)
October 31, 2020

The following is a summary of the inputs used as of October 31, 2020, in valuing the Fund’s investments carried at value:

Investments in Securities(1)	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$82,121,521	$—	$82,121,521
U.S. Treasury Obligations	—	27,774,208	—	27,774,208
Taxable Municipal Bonds	—	7,843,729	—	7,843,729
Sovereign Governments	—	2,854,897	—	2,854,897
Total Investments in Securities	$—	$120,594,355	$—	$120,594,355
(1) For the year ended October 31, 2020, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statement of Assets and Liablities
October 31, 2020

	North American Equity Fund		Core Bond Fund	Long Duration Investment-Grade Bond Fund
ASSETS
Investments in securities, at value — Note 2		$278,185,751	$108,952,233		$120,594,355
Cash		9,636,748	1,014,679		1,163,370
Receivable for Fund shares sold		4,873	37,751		1,625
Receivable for securities sold		—	160,424		—
Dividends and tax reclaims receivable		—	7,538		—
Due from Investment Adviser — Note 3		—	42,400		18,537
Unrealized appreciation on forward foreign currency contracts		8,605	—		—
Initial margin for futures contracts		369,600	—		—
Dividend and Interest receivable		332,009	561,608		899,874
Prepaid expenses		10,149	17,871		14,135
TOTAL ASSETS		288,547,735	110,794,504		122,691,896
LIABILITIES
Payable for securities purchased		1,712,260	656,330		913,803
Variation margin payable for futures contracts		52,640	—		—
Payable for Fund shares redeemed		—	—		8,815
Investment Advisory fees payable — Note 3		63,586	—		—
Audit fees payable		31,275	30,875		30,875
Sub-administration fees payable — Note 3		12,717	10,587		10,587
Legal fees payable		6,080	3,635		3,821
Trustees’ fees payable		3,508	2,098		2,205
Shareholder Servicing Fees, Investor Class — Note 3		—	4,157		17,111
Accrued expenses and other liabilities		33,992	37,441		27,775
TOTAL LIABILITIES		1,916,058	745,123		1,014,992
NET ASSETS		$286,631,677	$110,049,381		$121,676,904
Cost of securities		$182,017,337	$104,681,458		$109,891,825
NET ASSETS
Capital paid-in		$170,138,249	$105,473,816		$95,191,271
Total distributable earnings		116,493,428	4,575,565		26,485,633
NET ASSETS		$286,631,677	$110,049,381		$121,676,904
Net Assets:
R6	$	N/A	$75,315,184	$	N/A
Investor		286,631,677	34,734,197		121,676,904
Total shares outstanding end of year:
R6		N/A	6,963,689		N/A
Investor		16,495,404	3,211,449		11,643,594
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
R6	$	N/A	$10.82	$	N/A
Investor		17.38	10.82		10.45

N/A — R6 currently not offered.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Operations
October 31, 2020

	North American Equity Fund	Core Bond Fund	Long Duration Investment-Grade Bond Fund
INVESTMENT INCOME
Dividend income	$14,185,333	$—	$—
Interest income	404	2,036,372	3,624,223
Foreign taxes withheld	(49,536)	—	—
TOTAL INCOME	14,136,201	2,036,372	3,624,223
EXPENSES
Investment Advisory fees — Note 3	1,696,390	207,468	307,065
Sub-administration fees — Note 3	339,277	125,057	125,826
Trustees fees and expenses	18,938	7,882	8,523
Shareholder Service fees, Investor Shares — Note 3	—	10,550	95,579
Transfer agent fees	86,632	64,248	56,880
Legal fees	55,040	152,649	19,702
Registration fees	31,670	29,322	30,344
Audit fees	30,121	30,120	30,120
Custodian fees	40,609	12,950	14,779
Pricing fees	14,052	31,470	18,492
Printing	13,028	11,299	8,948
Insurance	6,243	—	1,938
Other	32,902	19,699	19,841
TOTAL EXPENSES	2,364,902	702,714	738,037
Expenses waived by Investment Adviser — Note 3	—	(207,468)	(307,065)
Reimbursement from Investment Adviser	—	(216,968)	(34,212)
Custody Offset — Note 2	(20,279)	(2,162)	(3,674)
NET EXPENSES	2,344,623	276,116	393,086
NET INVESTMENT INCOME	11,791,578	1,760,256	3,231,137
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain on investments sold	276,993,933 (1)	3,600,472	15,855,140
Net realized gain on futures	4,497,382	—	—
Net realized gain on forward foreign currency contracts	389,535	—	—
Net realized loss on foreign currency transactions	(21,166)	—	—
Net realized gain on investments, futures, forward foreign currency contracts and foreign currency transactions	281,859,684	3,600,472	15,855,140
Change in unrealized appreciation (depreciation) on investments	(251,595,507)	370,556	(3,919,591)
Change in unrealized depreciation on futures	(241,978)	—	—
Change in unrealized depreciation on forward foreign currency contracts	(58,360)	—	—
Change in unrealized appreciation on foreign currency translations	38	—	—
Net change in unrealized appreciation (depreciation) on investments, futures, forward foreign currency contracts and foreign currency translations	(251,895,807)	370,556	(3,919,591)
NET REALIZED AND UNREALIZED GAIN	29,963,877	3,971,028	11,935,549
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,755,455	$5,731,284	$15,166,686
 (1) Includes realized gains of $259,556,186 due to in-kind redemptions (see Note 7).
The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statement of Changes in Net Assets
For the Year Ended October 31
	North American Equity Fund
	2020	2019
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$11,791,578	$19,120,134
Net realized gain on investments, futures, forward foreign currency contracts and foreign currency transactions	281,859,684 (1)	45,286,190
Net change in unrealized appreciation (depreciation) on investments, futures, forward foreign currency contracts and foreign currency translations	(251,895,807)	46,814,753
Net increase in net assets resulting from operations	41,755,455	111,221,077
Distributions:
R6 Shares	N/A	N/A
Investor Shares	(70,308,319)	(96,458,052)
Total distributions	(70,308,319)	(96,458,052)
Share Transactions(2):
R6 Shares:
Sales of shares	N/A	N/A
Reinvestment of distributions	N/A	N/A
Issued in connection with in-kind transfer — Note 7	N/A	N/A
Redemption of shares	N/A	N/A
Total increase from R6 Share transactions	N/A	N/A
Investor Shares:
Sales of shares	284,435	4,461,454
Reinvestment of distributions	70,109,176	90,266,033
Redemption of shares	(146,358,871)	(115,736,328)
Redeemed in connection with in-kind transfer — Note 7	(564,182,034)	—
Merger — Note 12	—	—
Total increase (decrease) from Investor Share transactions	(640,147,294)	(21,008,841)
Net increase (decrease) in net assets from share transactions	(640,147,294)	(21,008,841)
Total increase (decrease) in net assets	(668,700,158)	(6,245,816)
Net Assets
Beginning of year	955,331,835	961,577,651
End of year	$286,631,677	$955,331,835

N/A – R6 shares currently not offered.
(1) Includes realized gains of $259,556,186 due to in-kind redemptions (see Note 7).
(2) For share transactions, see Note 11 in the Notes to Financial Statements.
(a) Investor Shares commenced operations on June 29, 2020.

   The accompanying notes are an integral part of the financial statements.

Core Bond Fund		Long Duration Investment-Grade Bond Fund
2020(a)	2019	2020	2019

$1,760,256	$1,430,979	$3,231,137	$4,220,000
3,600,472	771,797	15,855,140	5,054,115
370,556	3,059,838	(3,919,591)	21,426,239
5,731,284	5,262,614	15,166,686	30,700,354

(3,051,554)	(1,509,949)	N/A	N/A
(258,805)	N/A	(7,084,679)	(4,218,313)
(3,310,359)	(1,509,949)	(7,084,679)	(4,218,313)

14,428,574	37,064,419	N/A	N/A
2,678,312	1,328,183	N/A	N/A
3,398,753	—	N/A	N/A
(9,962,378)	(17,778,826)	N/A	N/A
10,543,261	20,613,776	N/A	N/A

713,204	—	19,662,564	53,325,944
204,666	—	7,084,678	4,198,986
(10,163,295)	—	(31,698,943)	(33,861,424)
—	—	—	(30,823,454)
43,903,288	—	—	—
34,657,863	—	(4,951,701)	(7,159,948)
45,201,124	20,613,776	(4,951,701)	(7,159,948)
47,622,049	24,366,441	3,130,306	19,322,093

62,427,332	38,060,891	118,546,598	99,224,505
$110,049,381	$62,427,332	$121,676,904	$118,546,598

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights
For the Years or Period Ended October 31,

Selected Per Share Data and Ratios for a Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain
North American Equity Fund
Investor Shares
2020	$17.39	$0.30		$0.96	$1.26	$(0.44)	$(0.83)
2019	17.31	0.31		1.47	1.78	(0.33)	(1.37)
2018	17.02	0.32		0.93	1.25	(0.28)	(0.68)
2017	14.79	0.30		2.83	3.13	(0.30)	(0.60)
2016	15.14	0.27		0.31	0.58	(0.33)	(0.60)
Core Bond Fund
R6 Shares
2020	$10.44	$0.23	(1)	$0.62	$0.85	$(0.25)	$(0.22)
2019	9.67	0.29(1	(1)	0.79	1.08	(0.31)	—
2018(b)	10.00	0.20(1	(1)	(0.34)	(0.14)	(0.19)	—
Investor Shares
2020(c)	$10.82	$0.06(1	(1)	$0.02	$0.08	$(0.08)	$—
Long Duration Investment-Grade Bond Fund
Investor Shares
2020	$9.77	$0.27	(1)	$1.01	$1.28	$(0.27)	$(0.33)
2019	8.02	0.28	(1)	1.75	2.03	(0.28)	—
2018	8.88	0.28	(1)	(0.86)	(0.58)	(0.28)	—
2017	9.31	0.28	(1)	(0.14)	0.14	(0.28)	(0.29)
2016	8.99	0.32	(1)	0.53	0.85	(0.34)	(0.19)

(1) Per share net investment income (loss) calculated using average shares.
(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(b) Commenced operations on January 31, 2018. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(c) Commenced operations on June 29, 2020. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate

$(1.27)	$17.38	7.45%	$286,632	0.35%	0.35%	1.74%	55%
(1.70)	17.39	11.88	955,332	0.33	0.33	1.99	50
(0.96)	17.31	7.50	961,578	0.33	0.33	1.69	46
(0.90)	17.02	21.96	1,021,468	0.33	0.33	1.83	46
(0.93)	14.79	4.20	889,400	0.32	0.32	2.03	70

$(0.47)	$10.82	8.34%	$75,315	0.32%	0.81%	2.20%	144%
(0.31)	10.44	11.27	62,427	0.32	0.78	2.91	134
(0.19)	9.67	(1.38)	38,061	0.32	1.48	2.74	48

$(0.08)	$10.82	0.70%	$34,734	0.40%	1.04%	1.72%	144%

$(0.60)	$10.45	13.63%	$121,677	0.32%	0.60%	2.63%	125%
(0.28)	9.77	25.74	118,547	0.32	0.52	3.20	73
(0.28)	8.02	(6.69)	99,225	0.34	0.64	3.27	50
(0.57)	8.88	1.79	76,726	0.39	0.77	3.17	62
(0.53)	9.31	9.80	74,232	0.39	0.75	3.48	160

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Notes to Financial Statements
October 31, 2020

NOTE 1 — ORGANIZATION

Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which consists of one diversified series: Schroder North American Equity Fund (the “SGST Fund” or a “Fund”). The Schroder North American Equity Fund seeks long-term capital growth.
Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into two separate series. Included in this report are Schroder Core Bond Fund and Schroder Long Duration Investment-Grade Bond Fund (each a “Fund,” collectively, the “SST Funds,” and together with the SGST Fund, the “Funds” or “Trusts”), all of which are diversified funds. The Schroder Core Bond Fund seeks long-term total return consistent with the preservation of capital. The Schroder Long Duration Investment-Grade Bond Fund seeks to achieve a total return that exceeds that of the Fund’s benchmark, the Bloomberg Barclays U.S. Long Government/Credit Bond Index.
The Schroder Emerging Markets Small Cap Fund and Schroder Short Duration Bond Fund were liquidated following the close of business on December 27, 2019. The Schroder Total Return Fixed Income Fund merged with the Schroder Core Bond Fund following the close of business on June 29, 2020.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.
The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:
SECURITY VALUATION: Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2020

cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.
Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations.
Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.
Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If SIMNA (the “Adviser”) of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2020

the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets,etc.)
Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
For the year ended October 31, 2020, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.
FEDERAL INCOME TAXES: It is the intention of each Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to Federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including realized capital gains, for the fiscal year in a timely manner, to its shareholders in the form of dividends. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of, and during the year ended October 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any tax-related interest or penalties.
INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of specific identification. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.
INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income and expense is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2020

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.
CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.
CASH: Idle cash may be swept into various overnight sweep accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income are declared and distributed at least annually for North American Equity Fund and monthly for Schroder Core Bond Fund and Schroder Long Duration Investment-Grade Bond Fund. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.
FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. Each Fund bifurcates that portion of realized gains (losses) on investments in debt securities which is attributed to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the “Statements of Operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in the “Statements of Operations” under “Net realized and unrealized gain (loss) on investments.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Certain Funds may also seek to gain currency exposure or otherwise attempt to increase a Fund’s total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.
WHEN-ISSUED SECURITIES: Certain Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis, including TBAs, during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund (and so may create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.
CONVERTIBLE SECURITIES: Certain Funds may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2020

FUTURES: To the extent consistent with its investment objective and strategies, the Funds use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation) on the Statements of Assets and Liabilities. When the futures contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are found on the Statements of Operations as a component of net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts, respectively.
Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2020, if applicable.
OPTION/SWAPTION TRANSACTIONS: Certain Funds may purchase and write call and put options on securities, securities indices, swaps (“swaptions”) and foreign currencies, provided such options/swaptions are traded on a national securities exchange or an over-the-counter market. When any of the Funds writes or purchases a covered call or put option/swaption, an amount equal to the premium received is included in that Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option/swaption. If an option/swaption expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option/swaption is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option/swaption is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option/swaption, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option/swaption. When any of the Funds purchases a call or put option/swaption, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option/swaption. If an option/swaption expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option/swaption, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options/swaptions are non-income producing securities. The option/swaption techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.
Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of October 31, 2020, if applicable.

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2020

SWAP AGREEMENTS: Certain Funds may enter into swap agreements, including credit default swaps and interest rate swaps and other types of exchange-traded or over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. Swap agreements are privately negotiated in the over-the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
In a “credit default” swap transaction, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in an event of default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, a Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). A Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.
Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Inflation- linked swaps are used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation-linked swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index. The Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.
Swaps are marked-to-market daily and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.
Legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to a Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner the Fund might otherwise choose.
There were no open swap contracts held by the Funds as of October 31, 2020.
CUSTODY OFFSET: The Funds have an arrangement with the custodian whereby interest earned on uninvested cash balances is used to offset a portion of the custodian fees. The amounts are included in custodian fees and custody offset on the Statements of Operations.

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2020

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with SIMNA. Under these agreements, SIMNA provides investment management services and is entitled to receive compensation for its services, payable monthly for the SGST Fund and the SST Funds, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the R6 and Investor Shares of certain Funds, as applicable, SIMNA has contractually agreed to waive management fees, pay and/or reimburse the applicable Fund for expenses through February 28, 2021, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):
		Expense Limitation
	Management Fee	R6 Shares	Investor Shares
Schroder North American Equity Fund	0.25%	N/A	N/A
Schroder Core Bond Fund	0.25%	0.32%	0.40%
Schroder Long Duration Investment-Grade Bond Fund	0.25%	N/A	0.32%

N/A — Fund is not currently subject to the expense limitation agreement or Share Class is not currently offered.
Refer to Expenses Waived by Investment Adviser on the Statement of Operations for fees waived for the year ended October 31, 2020. As of October 31, 2020, there are no previously waived fees that are eligible to be recaptured from the Funds.
SIMNA has delegated certain day-to-day portfolio management authority to its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”). During the reporting period, SIMNA paid SIMNA Ltd. the following percentage of the investment advisory fees it received from each Fund, after waivers, as set forth below.
Effective October 16, 2017:
Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder North American Equity Fund	58.5%

Effective December 1, 2019:

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder Core Bond Fund	15%
Schroder Long-Duration Investment-Grade Bond Fund	15%

Each Trust has entered into an administration agreement with SEI Investments Global Funds Services (“SEI” or the “Administrator”), under which the Administrator provides administrative services to the Trust. For these services, the Administrator is paid a fee, which varies based on the average daily net assets of each Fund, subject to certain minimums. For the year ended October 31, 2020, the Schroder North American Equity Fund, Schroder Core Bond Fund, and Schroder Long Duration Investment-Grade Bond Fund paid $339,277, $125,057, $125,826, respectively, for these services.
Each Trust and SEI Investments Distribution Co., (“SIDCO”), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement (the “Distribution Agreement”), whereby SIDCO acts as principal underwriter for the Trusts’ shares.

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2020

The Schroder Core Bond Fund and Schroder Long Duration Investment-Grade Bond Fund have adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.15% of average daily net assets of Investor Shares of the Funds will be paid to financial intermediaries. For the year ended October 31, 2020, the Schroder Core Bond Fund and Schroder Long Duration Investment-Grade Bond Fund incurred shareholder servicing fees of $10,550 and $95,579, respectively.
SIMNA or its affiliates may, from time to time, also make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources.
NOTE 4 — DERIVATIVE CONTRACTS
Derivative instruments and hedging activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows.
The fair value of derivative instruments as of October 31, 2020, was as follows:
Fund	Statement of Assets and Liabilities Location	Asset Derivatives	Liability Derivatives
Schroder North American Equity Fund
Derivatives not accounted for as hedging instruments:
Equity contracts
Futures contracts	Unrealized appreciation (depreciation) on futures contracts*	$—	$(175,270)
Foreign currency contracts
Forward contracts	Unrealized appreciation (depreciation) on forward foreign currency contracts	8,605	—
		$8,605	$(175,270)

*Unrealized appreciation (depreciation) on futures contracts is included in distributable earnings (loss).
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020, was as follows:
The amount of net realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives:
Fund	Net Realized Gain (Loss)*	Change in Unrealized Appreciation (Depreciation)**	Total
Schroder North American Equity Fund
Equity contracts
Futures Contracts	$4,497,382	$(241,978)	$4,255,404
Foreign currency contracts
Forward Contracts	389,535	(58,360)	331,175
	$4,886,917	$(300,338)	$4,586,579

*	Futures contracts are included in net realized gain on futures and forward contracts are included in net realized gain on forward foreign currency contracts.
**	Futures contracts are included in change in unrealized depreciation on futures and forward contracts are included in change in unrealized depreciation on forward foreign currency contracts.

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2020

The following table discloses the volume of the futures contracts and forward foreign currency contracts during the year ended October 31, 2020:

Schroder North American Equity Fund
Futures Contracts:
Average Monthly Market Value Balance Long	$12,899,044
Average Monthly Market Value Balance Short	—
Forward Foreign Currency Contracts:
Average Monthly Notional Contracts Purchased	$1,239,325
Average Monthly Notional Contracts Sold	7,595,324

In accordance with the authoritative guidance under U.S. GAAP, “Disclosures about Offsetting Assets and Liabilities” entities are required to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting agreements. The Funds do not offset such instruments on the Statement of Assets and Liabilities, rather such instruments are presented on a gross basis.
The following is a summary by derivative type of the market value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty as of October 31, 2020:
	Gross Assets- Recognized in the Statement of Assets and Liabilities	Gross Liabilities- Recognized in the Statement of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or (Received)†	Net Amount‡
Schroder North American Equity Fund
	Forward Contracts	Forward Contracts
Citigroup	$8,605	$—	$8,605	$—	$8,605

†	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
‡
Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

NOTE 5 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the year ended October 31, 2020 were as follows:

	Purchases	Sales and Maturities
Schroder North American Equity Fund	$362,815,924	$518,130,060
Schroder Core Bond Fund	42,390,308	17,388,709
Schroder Long Duration Investment-Grade Bond Fund	67,898,400	50,847,563

Purchases and proceeds from sales and maturities of U.S. Government securities for the year ended October 31, 2020 were as follows:

	Purchases	Sales and Maturities
Schroder Core Bond Fund	$75,732,839	$104,901,435
Schroder Long Duration Investment-Grade Bond Fund	82,351,393	107,803,337

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2020

NOTE 6 — FEDERAL INCOME TAXES
Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The permanent differences are primarily attributed to different treatment for gains and losses on paydown of mortgage and asset backed securities for tax purposes, REIT adjustments, PFIC adjustments, and foreign currency transactions.
The permanent differences that are credited or charged to Paid in Capital and Distributable Earnings as of October 31, 2020 are primarily related to redemption in-kind and merger related adjustments.
	Distributable Earnings (Loss)	Increase (Decrease) Capital Paid-in
Schroder North American Equity Fund	$(259,556,186)	$259,556,186
Schroder Core Bond Fund	(2,363,998)	2,363,998

The tax character of dividends and distributions declared during the years or periods ended October 31, 2020 and October 31, 2019, was as follows:
	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Schroder North American Equity Fund
2020	$25,741,711	$44,566,608	$—	$70,308,319
2019	31,721,355	64,736,697	—	96,458,052
Schroder Core Bond Fund
2020	2,929,381	380,978	—	3,310,359
2019	1,509,949	—	—	1,509,949
Schroder Long Duration Investment-Grade Bond Fund
2020	5,768,920	1,315,759	—	7,084,679
2019	4,218,313	—	—	4,218,313

As of October 31, 2020, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder North American Equity Fund	$1,937,188	$19,989,085	$—	$94,567,185	$(30)	$116,493,428
Schroder Core Bond Fund	2,289,924	—	(1,961,987)	4,257,580	(9,952)	4,575,565
Schroder Long Duration Investment-Grade Bond Fund	3,878,456	11,925,196	—	10,681,980	1	26,485,633

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2020

Each Fund may use its tax basis capital loss carryforwards listed above to offset taxable capital gains realized in subsequent years for federal income tax purposes. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-RIC Mod losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. During the year ended October 31, 2020, the Schroder Core Bond Fund utilized $161,263 of capital loss carryforwards to offset capital gains. The utilization of carryforward capital loss of Schroder Core Bond Fund may be subject to an annual limitation.
The Funds listed below have the following post-RIC mod losses, which do not expire:

	Short-Term Loss	Long-Term Loss	Total
Schroder Core Bond Fund	$—	$1,961,987	$1,961,987

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales and PFIC adjustments.
The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2020, were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder North American Equity Fund	$183,618,563	$104,527,491	$(9,960,306)	$94,567,185
Schroder Core Bond Fund	104,694,653	4,649,947	(392,367)	4,257,580
Schroder Long Duration Investment-Grade Bond Fund	109,912,372	11,693,544	(1,011,564)	10,681,980

NOTE 7 — IN-KIND TRANSFERS
On May 31, 2019, the Schroder Long Duration Investment-Grade Bond Fund had an investor accept securities in lieu of cash.

	Shares Redeemed	Value of Securities	Cash	Total
Schroder Long Duration Investment-Grade Bond Fund	3,405,907	$30,673,702	$149,752	$30,823,454

On January 30, 2020, the Schroder Core Bond Fund issued shares in exchange for securities.
	Shares Issued	Value of Securities	Cash	Total
Schroder Core Bond Fund	325,551	$3,333,419	$65,334	$3,398,753

On June 5, 2020, the Schroder North American Equity Fund had an investor accept securities in lieu of cash.
	Shares Redeemed	Value of Securities	Cash	Total	Realized Gain
Schroder North American Equity Fund	33,128,716	$538,343,803	$25,838,231	$564,182,034	$259,556,186

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2020

NOTE 8 — PORTFOLIO INVESTMENT RISKS

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.
Active Investment Management Risk (All Funds): If the investment decisions and strategy of the Adviser and/or the Sub-Adviser, as applicable, do not perform as expected, a Fund could underperform its peers or lose money.
Market Risk (All Funds): The prices of and the income generated by a Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.
Valuation Risk (All Funds): Certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by a Fund will reflect that actual price at which the security might be sold in a market transaction.
Equity Securities Risk (Schroder North American Equity Fund): Equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer’s financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders.
Geographic Focus Risk (Schroder North American Equity Fund): Because the North American Equity Fund invests principally in equity securities of North American companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.
REIT Risk (Schroder North American Equity Fund): REITs involve risks similar to those associated with direct ownership of real estate and may be subject to the risks affecting equity securities generally.
Counterparty Risk (Schroder North American Equity Fund and Schroder Core Bond Fund): A counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
Debt Securities Risk (Schroder Core Bond Fund and Schroder Long Duration Investment-Grade Bond Fund): Investing in debt securities may expose a Fund to credit risk, interest rate risk and inflation/deflation risk (each as described below) or valuation risk (as described above), among other risks.
Interest Rate Risk (Schroder Core Bond Fund and Schroder Long Duration Investment-Grade Bond Fund): Fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates. Generally, the higher a debt security’s duration, the greater its price sensitivity to a change in interest rates.

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2020

Credit Risk (Schroder Core Bond Fund and Schroder Long Duration Investment-Grade Bond Fund): The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security’s value.
Rating Agencies Risk (Schroder Core Bond Fund and Schroder Long Duration Investment-Grade Bond Fund): Ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question.
Inflation/Deflation Risk (Schroder Core Bond Fund and Schroder Long Duration Investment-Grade Bond Fund): The value of a Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.
NOTE 9 — BENEFICIAL INTEREST
The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 10% or more of shares of a Fund outstanding as of October 31, 2020 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder North American Equity Fund, Investor Shares	1	95.09%
Schroder Core Bond Fund, R6 Shares	5	89.93
Schroder Core Bond Fund, Investor Shares	3	73.94
Schroder Long Duration Investment-Grade Bond Fund, Investor Shares	3	93.62

NOTE 10 — LINE OF CREDIT
The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $12.5 million committed revolving line of credit with JPMorgan Chase Bank, N.A. The maturity date for the credit agreement is September 27, 2021. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on their borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.20% on the total amount of the credit facility. There were no borrowings under the line of credit for the year ended October 31, 2020.
NOTE 11 — CAPITAL SHARE TRANSACTIONS
Capital share transactions for the years ended October 31, 2020 and October 31, 2019, were as follows:

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2020

	North American Equity Fund		Core Bond Fund		Long Duration Investment-Grade Bond Fund
	2020	2019	2020	2019	2020	2019
R6 Shares:
Sales of shares	N/A	N/A	1,359,635	3,667,663	N/A	N/A
Reinvestment of distributions	N/A	N/A	252,084	131,149	N/A	N/A
Issued in connection with in-kind transfer	N/A	N/A	325,551	—	N/A	N/A
Redemption of shares	N/A	N/A	(954,533)	(1,754,146)	N/A	N/A
Net increase in R6 Shares	N/A	N/A	982,737	2,044,666	N/A	N/A
Investor Shares:
Sales of shares	17,052	262,924	65,290	N/A	1,928,890	6,309,274
Reinvestment of distributions	4,071,267	5,881,701	18,781	N/A	723,169	470,083
Merger – Note 12	—	—	4,057,430	N/A	—	—
Redemption of shares	(9,389,410)	(6,774,839)	(930,052)	N/A	(3,139,784)	(3,614,624)
Redemption in kind	(33,128,716)	—	—	N/A	—	(3,405,907)
Net increase (decrease) in Investor Shares	(38,429,807)	(630,214)	3,211,449	N/A	(487,725)	(241,174)

N/A — R6 or Investor Shares currently not offered.

NOTE 12 — FUND MERGER
The Board of the Schroder Series Trust, on March 19, 2020, at the recommendation of the Adviser, approved: (i) a proposed agreement and plan of reorganization (the “Reorganization”) between Schroder Core Bond Fund (the “Acquiring Fund”) and Schroder Total Return Fixed Income Fund (the “Target Fund”); and (ii) the creation of an Investor Share Class of the Acquiring Fund subject to the same fees as the existing Investor Share Class of the Target Fund. The transaction was tax-free, meaning that the Schroder Total Return Fixed Income Fund’s shareholders became shareholders of the Schroder Core Bond Fund without realizing any gain or loss for federal income tax purposes.
The Reorganization occurred as of the close of business on June 29, 2020, whereby all of the assets of the Target Fund were transferred to the corresponding Acquiring Fund and shareholders of Investor Shares of the Target Fund received Investor Shares of the Acquiring Fund, in exchange for their shares as follows:
Target Fund	Net Assets	Shares	Undistributed Net Investment Income	Net Realized Loss on Investments	Unrealized Appreciation on Investments
Schroder Total Return Fixed Income Fund	$43,903,288	4,129,794	$224,050	$(2,359,166)	$1,765,338

Acquiring Fund	Shares Issued	Net Assets Prior to Merger	Net Assets After Merger
Schroder Core Bond Fund	4,057,430	$72,101,588	$116,004,876

Assuming the Reorganization had been completed on November 1, 2019, the beginning of the annual reporting period, the Target Fund pro forma results of operations for the period ended October 31, 2020 are as follows:

Schroder Mutual Funds

Notes to Financial Statements (concluded)
October 31, 2020

Target Fund	Net Investment Income	Net Realized Gain on Investments	Unrealized Appreciation on Investments
Schroder Total Return Fixed Income Fund	$2,513,704	$5,044,571	$1,051,375

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since June 29, 2020.
For financial reporting purposes, assets received and shares issued by the Target Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund, in the amount of $41,505,262, was carried forward to align ongoing reporting of the Target Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Fund acquired capital loss carryovers of $2,123,250.
NOTE 13 — NEW ACCOUNTING PRONOUNCEMENT
In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.
NOTE 14 — CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Funds have selected Ernst & Young LLP (“EY”) to serve as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended October 31, 2020. The decision to select EY was recommended by the Funds’ Audit Committee and was approved by the Funds’ Board of Trustees on June 25, 2020. During the fiscal year ended October 31, 2019, neither the Funds, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of EY does not reflect any disagreements with or dissatisfaction by the Funds or the Funds’ Board of Trustees with the performance of the Funds’ prior independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for the fiscal year ended October 31, 2019. On May 7, 2020, PwC resigned as the Independent Registered Public Accounting Firm for the Fund. PwC’s report on the Funds’ financial statements for fiscal year ended October 31, 2019 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Funds’ fiscal year ended October 31, 2019 and the subsequent interim period through May 7, 2020 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.
NOTE 15 — SUBSEQUENT EVENTS
The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2020.

Schroder Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schroder Global Series Trust and Schroder Series Trust and the Shareholders of Schroder North American Equity Fund, Schroder Core Bond Fund and Schroder Long Duration Investment-Grade Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Schroder North American Equity Fund (one of the series constituting Schroder Global Series Trust) and Schroder Core Bond Fund and Schroder Long Duration Investment-Grade Bond Fund (two of the series constituting the Schroder Series Trust, together with the Schroder Global Series Trust, the “Trusts”) (collectively referred to as the “Funds”), including the schedules of investments, as of October 31, 2020, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds at October 31, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting Schroder Global Series Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Schroder North American Equity Fund	For the year ended October 31, 2020	For the year ended October 31, 2020	For the year ended October 31, 2020

Individual fund constituting Schroder Series Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Schroder Core Bond Fund	For the year ended October 31, 2020	For the year ended October 31, 2020	For the year ended October 31, 2020
Schroder Long Duration Investment-Grade Bond Fund	For the year ended October 31, 2020	For the year ended October 31, 2020	For the year ended October 31, 2020

The statement of changes in net assets for the year ended October 31, 2019 and the financial highlights for each of the four years in the period ended October 31, 2019 (or the year ended October 31, 2019 and period January 31, 2018 (commencement of operations) to October 31, 2018 for the Schroder Core Bond Fund), were audited by other auditors whose report dated December 28, 2019, expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Schroder Mutual Funds

Report of Independent Registered Public Accounting Firm (concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Schroder Investment Management North America, Inc. investment companies since 2020.
Philadelphia, Pennsylvania
December 29, 2020

Schroder Mutual Funds

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)

SCHRODER SERIES TRUST AND SCHRODER GLOBAL SERIES TRUST

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be renewed at least annually after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of Schroder Series Trust and Schroder Global Series Trust or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.
A Board meeting was held on June 25, 2020 to decide whether to renew the following agreements (the “Agreements”) for additional one-year terms (the “June Meeting”):
●   the management contract between Schroder Investment Management North America Inc. (the “Adviser”) and Schroder Series Trust, on behalf of the Schroder Long Duration Investment-Grade Bond Fund;
●   the investment advisory agreement between the Adviser and Schroder Series Trust, on behalf of the Schroder Core Bond Fund;
●   the investment advisory agreement between the Adviser and Schroder Global Series Trust, on behalf of the Schroder North American Equity Fund;
●   the sub-advisory agreement between the Adviser, Schroder Investment Management North America Ltd. (the “Sub-Adviser”) and Schroder Series Trust, on behalf of the Schroder Long Duration Investment-Grade Bond Fund and Schroder Core Bond Fund; and
●   the sub-advisory agreement between the Adviser, the Sub-Adviser and Schroder Global Series Trust, on behalf of the Schroder North American Equity Fund.
The June Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic.
In preparation for the June Meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreements. Prior to the June Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Funds presented or submitted to the Board at the June Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.
Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services; (ii) the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) the Adviser’s and the Sub-Adviser’s operations and financial condition; (iv) the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the advisory fees paid to the Adviser and the Sub-Adviser and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s and the Sub-Adviser’s profitability from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (vii) the Adviser’s and the Sub-Adviser’s potential economies of scale; (viii) the Adviser’s and the Sub-Adviser’s compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Schroder Mutual Funds

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)

Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the June Meeting to help the Trustees evaluate the Adviser’s and the Sub-Adviser’s services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management, the Adviser and the Sub-Adviser.
At the June Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (ii) the investment performance of the Funds and the Adviser and the Sub-Adviser; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Adviser from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.
Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Adviser
In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Adviser to the Funds, including the quality and continuity of the Adviser’s and the Sub-Adviser’s portfolio management personnel, the resources of the Adviser and the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Adviser’s investment and risk management approaches for the Funds. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Adviser. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Adviser were available to the Board, as were the responses of the Adviser and the Sub-Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser and the Sub-Adviser to the Funds.
The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser were sufficient to support renewal of the Agreements.
Investment Performance of the Funds, the Adviser and the Sub-Adviser
The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and the Sub-Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser and the Sub-Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

Schroder Mutual Funds

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)

Costs of Advisory Services, Profitability and Economies of Scale
In considering the advisory fees payable by the Funds to the Adviser, as well as the fees payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser and the Sub-Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Trustees also considered that the Adviser, not the Funds, paid the Sub-Adviser pursuant to the sub-advisory agreements. The Trustees evaluated both the fees under the sub-advisory agreements and the portion of the fees under the advisory agreements retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Adviser.
The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Adviser from their relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and the Sub-Adviser and their affiliates. The Trustees considered how the Adviser’s and the Sub-Adviser’s profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s and the Sub-Adviser’s commitment to managing the Funds and the Adviser’s willingness to continue its expense limitation and fee waiver arrangements with the Schroder Long Duration Investment-Grade Bond Fund and the Schroder Core Bond Fund.
The Trustees considered the Adviser’s and Sub-Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser and the Sub-Adviser with respect to economies of scale.
Renewal of the Agreements
Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2020 to October 31, 2020).
The table below illustrates your Fund’s costs in two ways.
●  Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”
●  Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited)  - (concluded)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,114.60	0.38%	$2.02
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.23	0.38%	$1.93
Schroder Core Bond Fund
Actual Expenses
R6 Shares	$1,000.00	$1,023.80	0.32%	$1.63
Investor Shares	1,000.00	1,007.00	0.40	1.36**
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,023.53	0.32	$1.63
Investor Shares	1,000.00	1,023.13	0.40	2.03
Schroder Long Duration Investment-Grade Bond Fund
Actual Expenses
Investor Shares	$1,000.00	$1,015.70	0.32%	$1.62
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.53	0.32	$1.63

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/366 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 124/366 (to reflect the period).

Schroder Mutual Funds

Trustees and Officers (unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of his affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-464-3108. The following chart lists Trustees and Officers as of October 31, 2020.
Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[4]
INTERESTED TRUSTEES [2,3]
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2017)
Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Invest-ments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.
Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

INDEPENDENT TRUSTEES[3]
JOHN C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2017)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., City National Rochdale Funds, The Advisors’ Inner Circle Fund III and Gallery Trust.
Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

1
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 3 funds in fund complex of Schroder Series Trust and Schroder Global Series Trust.
4
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Schroder Mutual Funds

Trustees and Officers (unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[3]
INDEPENDENT TRUSTEES[2]
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2017)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., The Advisors’ Inner Circle Fund III, Gallery Trust, JP Morgan Active Exchange-Traded Funds and Symmetry Panoramic Trust.
Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

JAY C. NADEL (Born: 1958)	Trustee (since 2017)	Self-Employed Consultant since 2004.
Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., City National Rochdale Funds, The Advisors’ Inner Circle Fund III and Gallery Trust.
Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Funds (closed-end investment company) to 2018.

RANDALL S. YANKER (Born: 1960)	Trustee (since 2017)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., The Advisors’ Inner Circle Fund III and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.
Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

1
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 3 funds in fund complex of Schroder Series Trust and Schroder Global Series Trust.
3
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Schroder Mutual Funds

Trustees and Officers (unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years	Other Directorships Held in the Past 5 Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2017)	Director of Client Service, SEI Investments Company, since 2004.	None.
JAMES BERNSTEIN (Born: 1962)	Vice President (since 2017) Secretary (since 2020)
Attorney, SEI Investments, since 2017.
Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
None.
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2017)	Director, SEI Investments, Fund Accounting, since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	None.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2017)
Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware WiIshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
None.
ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.	None.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)
Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
None.
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.	None.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.	None.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2017) and Anti-Money Laundering Officer (since 2017)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

Schroder Mutual Funds

Notice to Shareholders (unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2020, each Fund has designated the following items with regard to distributions paid during the year.
	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deductions(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Foreign Tax Credit
Schroder North American Equity Fund	0.00%	63.39%	36.61%	100.00%	95.03%	98.66%	0.00%	0.00%	100.00%	0.00%
Schroder Core Bond Fund	0.00%	11.51%	88.49%	100.00%	0.00%	0.00%	9.56%	35.47%	100.00%	0.00%
Schroder Long Duration Investment-Grade Bond Fund	0.00%	18.57%	81.43%	100.00%	0.00%	0.00%	15.48%	26.94%	100.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and is reflected as a percentage of “Ordinary Income Distributions”.
(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income. Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(4) The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid to foreign investors.
(5) The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Job Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid to foreign investors.

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and income
• account balances and account transactions
• assets and investment experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call DST AMS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Privacy Statement

Who we are
Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC
What we do
How does Schroders protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?
We collect your personal information, for example, when you
• open an account and provide account information
• give us your contact information
• show your driver’s license or government issued ID
• enter into an investment advisory contract
• make a wire transfer

Why can’t I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Adviser	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018-3706
Trustees	William M. Doran Jon C. Hunt Thomas P. Lemke Randall S. Yanker Jay C. Nadel
Distributor	SEI Investments Distribution Co. 1 Freedom Valley Drive Oaks, Pennsylvania 19456
Transfer & Shareholder Servicing Agent	DST Asset Manager Solutions, Inc.
Custodian	JPMorgan Chase Bank
Counsel	Morgan, Lewis & Bockius LLP
Independent Registered Public Accounting Firm	Ernst & Young LLP

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Schroder Series Trust Schroder Global Series Trust P.O. Box 219360 Kansas City, MO 64121-9360 (800) 464-3108

SCH-AR-001-0400

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)  The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is considered to be “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Ernst & Young (“EY”) relate to the Schroder Global Series Trust (the “Trust”)

EY billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$23,330	$0	$0	N/A	N/A	N/A
(b)	Audit-Related Fees	$0	$0	$0	N/A	N/A	N/A
(c)	Tax Fees	$0	$0	$0	N/A	N/A	N/A
(d)	All Other Fees	$0	$0	$0	N/A	N/A	N/A

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Schroder Global Series Trust (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	N/A	N/A	N/A	$24,400	$0	$0
(b)	Audit-Related Fees	N/A	N/A	N/A	$0	$0	$0
(c)	Tax Fees	N/A	N/A	N/A	$0	$0	$535,000(2)
(d)	All Other Fees	N/A	N/A	N/A	$0	$0	$0

Notes:
(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax compliance services provided to service affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.   require specific pre-approval;

2.   are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.   have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy.  In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed by EY applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)	Percentage of fees billed by PwC applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by EY for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively. The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $535,000 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees.  Included in the Audit Committee’s pre-approval of these non-audit services was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable.  Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.    Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Global Series Trust

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Dated: January 11, 2021	President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Dated: January 11, 2021	President

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Dated: January 11, 2021	Treasurer, Controller, and CFO